CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Suzhen Ruan  (262) 636-7381

                                               ------------------------------------------------------------------------------------
NPV Data Input Section                           04-May-01            04-May-01       04-May-01        04-May-01        04-May-01
                                               ------------------------------------------------------------------------------------
Scheduled cash flows as of the
indicated cutoff date                                    Pool 1           Pool 2          Pool 3           Pool 4           Pool 5
Row 0 is total delinquent
amount valued without discounting                  2,636,533.53     1,295,575.02    1,586,808.23     1,370,112.84        47,004.30
                                                   1,226,747.37       511,367.41      549,974.23       392,865.56           604.97
                                                   1,260,892.06       704,036.06      642,569.56       490,590.88           604.97
                                                   1,408,645.32       626,230.11      701,735.13       458,488.03           604.97
                                                   1,696,490.34       553,170.23      819,356.23       600,809.07           604.97
                                                   1,354,339.33       497,344.96      574,875.37       508,972.55           604.97
                                                   2,547,990.14       549,477.49      590,091.60       424,289.57           604.97
                                                   6,142,317.57       822,467.93      840,824.08       475,121.76           604.97
                                                   4,274,271.95     2,195,528.84      719,108.01       519,515.78           604.97
                                                     835,426.41     2,352,110.20    1,726,895.41       386,859.73           604.97
                                                     500,525.44       370,257.77    2,852,668.87     1,162,797.79           604.97
                                                     607,648.48       259,178.20      587,914.62     1,653,943.49           605.06
                                                     529,597.75       190,577.52      195,181.82       168,852.44             0.00
                                                     506,974.82       202,499.89      212,909.88       151,730.67             0.00
                                                     508,520.35       239,001.54      197,456.55       189,444.48             0.00
                                                     667,953.24       248,990.69      198,841.21       165,998.93             0.00
                                                     916,586.16       241,909.91      288,494.22       240,403.18             0.00
                                                     698,304.01       182,158.11      212,282.00       212,933.42             0.00
                                                   1,520,404.47       183,040.63      217,846.47       107,438.04             0.00
                                                   4,305,106.63       449,620.58      336,044.64       177,704.48             0.00
                                                   2,851,007.64     1,397,362.39      361,807.78       234,171.55             0.00
                                                     388,863.88     1,291,222.28    1,133,032.26       119,814.42             0.00
                                                      97,410.64       183,963.17    1,925,030.59       702,233.62             0.00
                                                     180,408.16       114,506.80      264,147.26       928,150.94             0.00
                                                      49,707.71        15,196.11       28,527.41        38,206.49             0.00
                                                      22,539.70        14,336.12       36,651.66         4,840.12             0.00
                                                      55,145.61        37,254.10       22,495.57        46,371.64             0.00
                                                      51,594.71         7,144.08       11,780.62         8,787.99             0.00
                                                      77,104.33        30,411.24       16,161.84        45,556.94             0.00
                                                      13,593.22        36,519.50       16,795.55        70,806.65             0.00
                                                     168,199.87        26,562.62       29,858.36        21,604.84             0.00
                                                     191,862.12        38,513.79       23,920.99         1,253.18             0.00
                                                      21,414.75       178,827.95            0.00        13,253.17             0.00
                                                      15,350.62        27,835.13      178,420.18        11,592.19             0.00
                                                           0.00             0.00       12,041.78       127,711.13             0.00
                                                       9,000.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                      39,092.90             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00
                                                           0.00             0.00            0.00             0.00             0.00


Total Time Balance of Scheduled Cash              38,377,571.23    16,074,198.37   18,112,549.98    12,233,227.56        53,659.06
Flows
===================================================================================================================================



                                                                                                                       Page 2 of 13



CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Suzhen Ruan  (262) 636-7381
Scheduled Payment Date                                            15-May-01
Actual Payment Date                                               15-May-01
Collection Period Begin Date                                      06-Apr-01
Collection Period End Date                                        04-May-01
Days in accrual period (30/360)                                          30
Days in accrual period (ACT/360)                                         29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                   $6,168,860.13

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date           $0.00
    Government obligors                                               $0.00
          Total Warranty Repurchases                                  $0.00

Total Collections For The Period                              $6,168,860.13

    Pool Balance (Beg. of Collection Period)                 $84,453,605.16
    Pool Balance (End of Collection Period)                  $78,789,819.03

Total Collection                                              $6,168,860.13
Negative Carry Withdrawls                                             $0.00

Reinvestment Income (including Pre-Funding Account and Spread    $75,878.70
Pre-Funding Account Reinvestment Income                               $0.00

    Total Distribution Amount                                 $6,244,738.83

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    ----------------
    Scheduled Amounts 30 - 59 days past due                   $3,363,612.69
    Scheduled Amounts 60 days or more past due                $1,405,220.59
    Net Losses on Liquidated Receivables                        $101,736.57
    Number of Loans at Beginning of Period                            5,417
    Number of Loans at End of Period                                  5,117
    Repossessed Equipment not Sold or Reassigned (Beginning)  $1,190,392.35
    Repossessed Equipment not Sold or Reassigned (End)        $1,136,888.54

    Pre-Funding Account Reinvestment Income                           $0.00
===================================================================================================================================



                                                                                                                       Page 3 of 13



CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                               15-May-01
Collection Period Begin Date                                      06-Apr-01
Collection Period End Date                                        04-May-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning                                          $84,453,605.16
    A-1 Note Beginning Principal Balance                                                                       $0.00
    A-2 Note Beginning Principal Balance                                                                       $0.00
    A-3 Note Beginning Principal Balance                                                                       $0.00
    A-4 Note Beginning Principal Balance                                                              $70,137,460.95
    B Note Beginning Principal Balance                                                                 $3,378,144.21
    Certificate Beginning Principal Balance                                                           $10,938,000.00

Total Principal Balance of Notes and Certificates (End of                                             $78,789,819.03
Period)
    A-1 Note Principal Balance (End of Period)                                                                 $0.00
                                       A-1 Note Pool Factor (End of Period)                                0.0000000
    A-2 Note Principal Balance (End of Period)                                                                 $0.00
                                       A-2 Note Pool Factor (End of Period)                                0.0000000
    A-3 Note Principal Balance (End of Period)                                                                 $0.00
                                       A-3 Note Pool Factor (End of Period)                                0.0000000
    A-4 Note Principal Balance (End of Period)                                                        $64,700,226.27
                                       A-4 Note Pool Factor (End of Period)                                0.3585513
    B Note Principal Balance (End of Period)                                                           $3,151,592.76
                                       B Note Pool Factor (End of Period)                                  0.1260637
    Certificate Principal Balance (End of Period)                                                     $10,938,000.00
                                       Certificate Pool Factor (End of Period)                             1.0000000

COLLATERAL VALUE DECLINE                                      $5,663,786.13
    Pool Balance (Beg. of Collection Period)                 $84,453,605.16
    Pool Balance (End of Collection Period)                  $78,789,819.03

Total Distribution Amount (TDA)                               $6,244,738.83
    Total Collections and Investment Income for the Period    $6,244,738.83
    Negative Carry Withdrawls                                         $0.00

Principal Distribution Amount (PDA)                           $5,663,786.13

Principal Allocation to Notes and Certificates                $5,663,786.13
    A-1 Noteholders' Principal Distributable Amount                   $0.00
    A-2 Noteholders' Principal Distributable Amount                   $0.00
    A-3 Noteholders' Principal Distributable Amount                   $0.00
    A-4 Noteholders' Principal Distributable Amount           $5,437,234.68
    B Noteholders' Principal Distributable Amount               $226,551.45
    Certificateholders' Principal Distributable Amount                $0.00

Interest Distributable Amount                                   $466,027.18
    Noteholders' Interest Distributable Amount applicable
    to A-1 Notes                                                      $0.00
    Noteholders' Interest Distributable Amount applicable
    to A-2 Notes                                                      $0.00
    Noteholders' Interest Distributable Amount applicable
    to A-3 Notes                                                      $0.00
    Noteholders' Interest Distributable Amount applicable
    to A-4 Notes                                                $340,751.16
    Noteholders' Interest Distributable Amount applicable
    to B Notes                                                   $16,721.81
    Certificateholders' Interest Distributable Amount           $108,554.21

Spread Account
    Beginning Spread Account Balance                         $12,484,040.41
    Deposit to Spread Account from Pre-Funding Account                $0.00
    Deposit to Spread Account from Excess Collections
    over Distr                                                  $223,313.06
    Distribution from Spread Account for Interest /                   $0.00
    Principal Shortfall

    Specified Spread Account Balance                         $12,499,977.37
    Ending Spread Account Balance (after distributions)      $12,499,977.37

Credit Enhancement                                                   15.86%
    Spread account % of Ending Pool Balance                          15.86%
    Overcollateralization % of Ending Pool Balance                    0.00%

Scheduled Amounts 30 - 59 days past due                       $3,363,612.69
                                as % of Ending Pool Balance           4.27%
Scheduled Amounts 60 days or more past due                    $1,405,220.59
                                as % of Ending Pool Balance           1.78%
Net Losses on Liquidated Receivables                            $101,736.57
                                as % of Ending Pool Balance           0.13%



                                                                                                                       Page 4 of 13



PART III -- SERVICING CALCULATIONS                          15-May-01

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE             Pool 1           Pool 2          Pool 3           Pool 4       Pool 5


Wtd. Avg. APR                                                  8.758%           8.597%          8.491%           9.174%       9.428%
Contract Value (Beg. of Collection Period),
  by origination pool                                  $37,474,561.20   $15,838,058.58  $18,340,426.18   $12,713,920.02   $86,639.18
Contract Value  (End of Collection Period),
  by origination pool                                  $35,677,269.60   $14,940,699.42  $16,805,956.19   $11,312,538.08   $53,355.74
                                                      ---------------  --------------- ---------------  ---------------  -----------
Contract Value Decline                                  $1,797,291.60      $897,359.16   $1,534,469.99    $1,401,381.94   $33,283.44
                                                                4.80%            5.67%           8.37%           11.02%       38.42%
Initial Pool Balance                                  $624,998,868.47
Pool Balance (End of Collection Period)                $78,789,819.03

Collections and Investment Income for the
  period                                                $6,244,738.83
Negative Carry Withdrawls                                       $0.00

Total Distribution Amount (TDA)                         $6,244,738.83
Principal Distribution Amount (PDA)                     $5,663,786.13

Initial B Percentage                                           4.000%
Unscheduled Principal (per pool)                                $0.00            $0.00           $0.00            $0.00    $8,493.79
Total Unscheduled Principal                                 $8,493.79

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                            $0.00
A-1 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                             $0.00
A-1 Noteholders' Share of the Principal
  Distribution Amount                                           0.00%
Preliminary A-1 Noteholders' Principa;
  Distributable Amount                                          $0.00
One-Time Excess Prefunding Account Payment                      $0.00
A-1 Noteholders' Principal Distributable
   Amount                                                       $0.00

Principal Distribution Amount Remaining                 $5,663,786.13

A-2 Note Beginning Principal Balance                            $0.00
A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                             $0.00
A-2 Noteholders' Share of the Principal
  Distribution Amount                                           0.00%
A-2 Noteholders' Principal Distributable Amount                 $0.00

Principal Distribution Amount Remaining                 $5,663,786.13

A-3 Note Beginning Principal Balance                            $0.00
A-3 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                             $0.00
A-3 Noteholders' Share of the Principal
  Distribution Amount                                           0.00%
A-3 Noteholders' Principal Distributable Amount                 $0.00

Principal Distribution Amount Remaining                 $5,663,786.13

A-4 Note Beginning Principal Balance                   $70,137,460.95
A-4 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                             $0.00
A-4 Noteholders' Share of the Principal
  Distribution Amount                                          96.00%
A-4 Noteholders' Principal Distributable Amount         $5,437,234.68

Principal Distribution Amount Remaining                   $226,551.45

B Note Beginning Principal Balance                      $3,378,144.21
B Noteholders' Principal Carryover Shortfall
  (Previous Period)                                             $0.00
B Noteholders' Share of the Principal
  Distribution Amount                                           4.00%
B Noteholders' Principal Distributable Amount             $226,551.45

Principal Distribution Amount Remaining                 $5,437,234.68

Certificate Beginning Principal Balance                $10,938,000.00
Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                             $0.00
Certificateholders' Share of the Principal
  Distribution Amount                                           0.00%
Certificateholders' Principal Distributable Amount              $0.00

Interest Accrued on Class A-1 Notes this period                 $0.00
Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to A-1 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                    $0.00
Noteholders' Interest Distributable Amount
  applicable to A-1 Notes                                       $0.00

Interest Accrued on Class A-2 Notes this period                 $0.00
Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to A-2 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                    $0.00
Noteholders' Interest Distributable Amount
  applicable to A-2 Notes                                       $0.00

Interest Accrued on Class A-3 Notes this period                 $0.00
Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to A-3 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                    $0.00
Noteholders' Interest Distributable Amount
  applicable to A-3 Notes                                       $0.00

Interest Accrued on Class A-4 Notes this period           $340,751.16
Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to A-4 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                    $0.00
Noteholders' Interest Distributable Amount
  applicable to A-4 Notes                                 $340,751.16

Interest Accrued on Class A-1, A-2, A-3 and
  A-4 Notes this period                                   $340,751.16
Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                             $0.00
Interest Due (in Arrears) on above Shortfall                    $0.00
Offered Noteholders' Interest Distributable Amount        $340,751.16

Interest Accrued on Class B Notes this period              $16,721.81
Noteholders' Interest Carryover Shortfall (Previous
  Period) applicable to B Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                    $0.00
Noteholders' Interest Distributable Amount applicable
  to B Notes                                               $16,721.81

Interest Accrued on Certificates this period               $54,143.10
Certificateholders' Interest Carryover Shortfall
(Previous Period)                                          $54,143.10
Interest Due (in Arrears) on Above Shortfall                  $268.01
Certificateholders' Interest Distributable Amount         $108,554.21



                                                                                                                       Page 5 of 13

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                      $6,244,738.83

Administration Fee Shortfall (Previous Period)                  $0.00
Administration Fee Accrued during this Period                 $166.67
Administration Fee Paid this Period from TDA                  $166.67
Administration Fee Shortfall                                    $0.00

Total Distribution Amount Remaining                     $6,244,572.16

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1
 Notes                                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-1 Notes this period                                                          $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-1 Notes                                                                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
A-2 Notes                                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-2 Notes this period                                                          $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-2 Notes                                                                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
A-3 Notes                                                                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-3 Notes this period                                                          $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-3 Notes                                                                                 $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4
 Notes                                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-4 Notes this period                                                    $340,751.16
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                            $340,751.16
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to A-4 Notes                                                                                 $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                  $340,751.16
Offered Noteholders' Interest Paid this Period from TDA                                            $340,751.16
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                 $0.00

Total A Noteholders' Principal Carryover Shortfall                                                       $0.00

Total Distribution Amount Remaining                                                              $5,903,821.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B
 Notes                                                                                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Interest Accrued on B Notes this period                                                             $16,721.81
Noteholders' Interest applicable to B Notes Paid this Period from TDA                               $16,721.81
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
 applicable to B Notes                                                                                   $0.00

Total Distribution Amount Remaining                                                              $5,887,099.19

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                              $5,887,099.19

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                              $5,887,099.19

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                            $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                              $5,887,099.19

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                          $5,437,234.68
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                    $5,437,234.68
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

Total Distribution Amount Remaining                                                                $449,864.51

B Noteholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
B Noteholders' Monthly Principal Distributable Amount                                              $226,551.45
B Noteholders' Principal Distributable Amount Paid from TDA                                        $226,551.45
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                $0.00

Total Excess Distribution Amount Remaining                                                         $223,313.06




                                                                                                                       Page 6 of 13



4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                             $0.00

New Collateral Purchased                                          $0.00
Deposit to Spread Account                                         $0.00
                                                                  -----
Payment to Seller                                                 $0.00
Payment to Class A-1 after Funding is Complete                    $0.00

Ending Pre-Funding Account Balance                                $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                     $0.00

Adjusted Ending Pre-Funding Account Balance                       $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                          $0.00
Negative Carry                                                3.209816%
Number of Days Remaining                                         0 days

Pre-Funded Percentage                                            0.000%
Negative Carry Withdrawls                                         $0.00
Cumulative Negative Carry Withdrawls                      $4,595,626.41
Maximum Negative Carry Amount                                     $0.00
Required Negative Carry Account Balance                           $0.00
Interim Ending Negative Carry Account Balance                     $0.00
Negative Carry Amount Released to Seller                          $0.00

Ending Negative Carry Account Balance                             $0.00



                                                                                                                       Page 7 of 13



6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account                                 $12,484,040.41
Balance
Deposit to Spread Account from Pre-Funding Account                $0.00
Deposit to Spread Account from Excess Collections
 over Distributions                                         $223,313.06

Distribution from Spread Account to Noteholders'
 Distr. Account                                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-1 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-2 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-3 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to A-4 Notes               $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover
 Shortfall (Current Period)                                       $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                       $0.00

Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to B Notes                 $0.00
Adj to Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                       $0.00

Preliminary Spread Account Balance Remaining             $12,707,353.48

Cumulative Realized Losses since 31-January-98
(Cut-off Date)                                            $9,675,509.43
Are Cum. Realized Losses > 2.25% of Initial Pool
Balance?                                               NO
12*(Realized Losses during Collection Period )+ Repos
 at end of Collection                                     $2,357,727.38
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg.   YES

 Pool BYES 60 day or > Delinquent Scheduled Amounts       $1,405,220.59
Are 60 day or > Delinquencies > 2.25% of Ending Pool
 Balance?                                              NO
Are any of the three conditions "YES"?                 YES

       Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

       As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

       Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that
should have been charged to the trust was:                 $ 360,728.75

       If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

Restated Cumulative Realized Losses:                      10,036,238.18
Cumulative Realized Losses > 2.25% of the Initial Pool
 Balance?                                              NO


Preliminary A-1 Note Principal Balance (End of Period)            $0.00
Preliminary A-2 Note Principal Balance (End of Period)            $0.00
Preliminary A-3 Note Principal Balance (End of Period)            $0.00
Preliminary A-4 Note Principal Balance (End of Period)   $64,700,226.27
Preliminary B Note Principal Balance (End of Period)      $3,151,592.76
Preliminary Total Principal Balance of Notes  (End of
 Period)                                                 $67,851,819.03

Specified Spread Account Balance                          12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                     12,499,977.37

(b) the Note Balance                                      67,851,819.03

Preliminary Spread Account Balance Remaining             $12,707,353.48
Preliminary Excess Amount in Spread Account                 $207,376.11
Preliminary Shortfall Amount in Spread Account                    $0.00

Deposit to Spread Account from Remaing Excess Distribution   $15,936.96

Spread Account Excess                                       $207,376.11

Ending Spread Account Balance (after distributions)      $12,499,977.37
Net Change in Spread Account Balance                         $15,936.96

Total Excess Distribution Amount Remaining                  $207,376.11

Certificateholders' Interest Carryover Shortfall
(Previous Period)                                            $54,143.10
Interest Due (in Arrears) on Above Shortfall                    $268.01
Interest Accrued on Certificates this period                 $54,143.10
Certificateholders' Interest Paid from Excess
Distribution                                                $108,554.21
Preliminary Certificateholders' Interest Carryover
 Shortfall (Current Period)                                       $0.00

Total Excess Distribution Amount Remaining                   $98,821.90

Certificateholders' Principal Carryover Shortfall
 (Previous Period)                                                $0.00
Certificateholders' Principal Distributable Amount
 applicable to current period                                     $0.00
Certificateholders' Principal Distributable Amount
 Paid from Fixed and Floating Rat                                 $0.00
Excess Distrbution Preliminary Certificateholders'
 Principal Carryover Shortfall (Current Period)                   $0.00

Total Excess Distribution Amount Remaining                   $98,821.90

Servicing Fee Shortfall (Previous Period)                 $1,152,760.16
Servicing Fees Accrued during this Period                    $70,378.00
Adjustment to Servicing Fee                                       $0.00
Adjustment to Excess Distribution Amount Remaining              ($0.00)
Servicing Fees Paid this Period from Excess
  Distribution                                               $98,821.90
Servicing Fee Shortfall                                   $1,124,316.26

Total Excess Distribution Amount Remaining                        $0.00

                                                                                                                       Page 8 of 13


7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to
  A-1 Notes                                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
  A-2 Notes                                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
  A-3 Notes                                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
  A-4 Notes                                                                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to
  B Notes                                                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)               $0.00


A-1 Note Principal Balance (End of Period)                                        $0.00
A-2 Note Principal Balance (End of Period)                                        $0.00
A-3 Note Principal Balance (End of Period)                                        $0.00
A-4 Note Principal Balance (End of Period)                               $64,700,226.27
B Note Principal Balance (End of Period)                                  $3,151,592.76
Certificate Principal Balance (End of Period)                            $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)        $78,789,819.03



A-1 Note Pool Factor (End of Period)                                          0.0000000
A-2 Note Pool Factor (End of Period)                                          0.0000000
A-3 Note Pool Factor (End of Period)                                          0.0000000
A-4 Note Pool Factor (End of Period)                                          0.3585513
B Note Pool Factor (End of Period)                                            0.1260637
Certificate Pool Factor (End of Period)                                       1.0000000
Total Notes & Certificates Pool Factor (End of Period)                        0.1260637



Specified Spread Account Balance (after all distributions and
  adjustments)                                                           $12,499,977.37

                                                                                                                      Page 9 of 13


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                     15-May-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (b)   A-2 Notes:                                                                $0.00
            per $1,000 original principal amount:                                   $0.00

    (c)   A-3 Notes:                                                                $0.00
            per $1,000 original principal amount:                                   $0.00

    (d)   A-4 Notes:                                                        $5,437,234.68
            per $1,000 original principal amount:                                  $30.13

    (e)   B Notes:                                                            $226,551.45
            per $1,000 original principal amount:                                   $9.06

    (f)   Total                                                             $5,663,786.13


(2) Interest on the Notes

    (a)  A-1 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (b)   A-2 Notes:                                                                $0.00
            per $1,000 original principal amount:                                   $0.00

    (c)  A-3 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (d)  A-4 Notes:                                                           $340,751.16
           per $1,000 original principal amount:                                    $1.89

    (e)  B Notes:                                                              $16,721.81
            per $1,000 original principal amount:                                   $0.67

    (f)   Total                                                               $357,472.97


(3) Pool Balance at the end of the related Collection
  Period                                                                    $78,789,819.03

(4)  After giving effect to distributions on current
  Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                             $0.00
        (ii)  A-1 Note Pool Factor:                                             0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                             $0.00
        (ii)  A-2 Note Pool Factor:                                             0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                             $0.00
        (ii)  A-3 Note Pool Factor:                                             0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                    $64,700,226.27
        (ii)  A-4 Note Pool Factor:                                             0.3585513

    (e) (i)  outstanding principal amount of B Notes:                       $3,151,592.76
        (ii)  B Note Pool Factor:                                               0.1260637

    (f) (i)  Certificate Balance                                           $10,938,000.00
        (ii)  Certificate Pool Factor:                                          1.0000000


(5)  Amount of Servicing Fee:                                                  $98,821.90
         per $1,000 Original Pool Balance:                                     2.63703951



(6)  Amount of Administration Fee:                                                $166.67
         per $1,000 Beginning of Collection Period:                            0.00444746


(7)  Aggregate Purchase Amounts for Collection Period:                              $0.00

(8)  Aggregate amount of Realized Losses for the
       Collection Period:                                                     $101,736.57

(9)  Amount in Spread Account:                                             $12,499,977.37

(10) Amount in Pre-Funding                                                          $0.00
       Account:

(11) For the Final payment date with respect to the Funding Period, the                NA
       Remaining Pre-Funded Amount

(12) Amount in Negative Carry                                                       $0.00
       Account:

                                                                                                                      Page 10 of 13


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                     15-May-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (b)  A-2 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (c)  A-3 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (d)  A-4 Notes:                                                         $5,437,234.68
           per $1,000 original principal amount:                                   $30.13

    (e)  B Notes:                                                             $226,551.45
           per $1,000 original principal amount:                                    $9.06

    (f)  Certificates:                                                              $0.00
           per $1,000 original principal amount:                                    $0.00

    (g)  Total:                                                               $226,551.45


(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (b)  A-2 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (c)  A-3 Notes:                                                                 $0.00
           per $1,000 original principal amount:                                    $0.00

    (d)  A-4 Notes:                                                           $340,751.16
           per $1,000 original principal amount:                                    $1.89

    (e)  B Notes:                                                              $16,721.81
           per $1,000 original principal amount:                                    $0.67

    (f)  Certificates:                                                        $108,554.21
           per $1,000 original principal amount:                                    $9.92

    (g)  Total:                                                               $466,027.18


(3)  Pool Balance at end of related Collection Period:                     $78,789,819.03

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                             $0.00
        (ii)  A-1 Note Pool Factor:                                             0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                             $0.00
        (ii)  A-2 Note Pool Factor:                                             0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                             $0.00
        (ii)  A-3 Note Pool Factor:                                             0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                    $64,700,226.27
        (ii)  A-4 Note Pool Factor:                                             0.3585513

    (e) (i)  outstanding principal amount of B Notes:                       $3,151,592.76
        (ii)  C Note Pool Factor:                                               0.1260637

    (f) (i)  Certificate Balance                                           $10,938,000.00
        (ii)  Certificate Pool Factor:                                          1.0000000


(5)  Amount of Servicing Fee:                                                  $98,821.90
         per $1,000 Beginning of Collection Period:                             2.6370395

(6)  Amount of Administration Fee:                                                $166.67
         per $1,000 Beginning of Collection Period:                             0.0044475

(7)  Aggregate Purchase Amounts for Collection Period:                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                  $101,736.57

(9)  Amount in Spread Account:                                             $12,499,977.37

(10)  Amount in Pre-Funding                                                         $0.00
Account:

(11)  For the Final payment date with respect to the Funding Period, the
       Remaining Pre-Funded Amount                                                    N/A

(12)  Amount in Negative Carry Account:                                             $0.00

                                                                                                                      Page 11 of 13


CASE EQUIPMENT LOAN TRUST 1998-A

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                     15-May-01

(1)  Payment of Administration Fee to Administrator:                              $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                             $357,472.97

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                   $5,663,786.13

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:              $108,554.21


(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                    $0.00

(6)  Payment of Servicing Fee to Servicer:                                     $98,821.90

(7) Release to Seller from Excess Collections over Distributions                    $0.00

Check for Error                                                             NO ERROR
Sum of Above Distributions                                                  $6,228,801.87
Total Distribution Amount plus Releases to Seller less Spread
  Replenishment                                                             $6,228,801.87

                                                                                                                      Page 12 of 13


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                     15-May-01
(1)  Total Distribution Amount:                                             $6,244,738.83

(2)  Administration Fee:                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:            $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:      $340,751.16

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:        $16,721.81

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:              $0.00

(13)  Offered Noteholders' Interest Distributable Amount'
        deposited into Note Distribution Account:                             $357,472.97

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                      $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1               0.00%
        Noteholders

(16)  A-1 Noteholders' Principal Carryover Shortfall:                               $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                              $0.00


(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                      $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2
        Noteholders                                                                 0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                               $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                              $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                      $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3
        Noteholders                                                                 0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                               $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                              $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:              $5,437,234.68

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4
        Noteholders                                                                96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                               $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                      $5,437,234.68

(30)  B Noteholders' Monthly Principal Distributable Amount:                  $226,551.45

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B
        Noteholders                                                                 4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                 $0.00

(33)  B Noteholders' Principal Distributable Amount:                          $226,551.45

(34)  Noteholders' Principal Distribution Amount:                           $5,663,786.13


(35)  Noteholders' Distributable Amount:                                    $6,021,259.10


(36)  Deposit to Spread Account (from excess collections):                    $223,313.06

(37)  Specified Spread Account Balance (after all distributions and
        adjustments) :                                                     $12,499,977.37
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                  $12,499,977.37


    (b) the Note Balance                                                   $67,851,819.03

(38)  Spread Account Balance over the Specified Spread Account Balance:       $207,376.11

(39)  Certificateholders' Interest Distributable Amount:                      $108,554.21

(40)  Certificateholders' Interest Carryover Shortfall:                             $0.00



                                                                                                                      Page 13 of 13


(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to
        Certificateholders                                                           0.00%

(42) Certificateholders' Principal Distributable Amount applicable to
        current period                                                              $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                            $0.00

(44)  Certificateholders' Principal Distributable Amount:                           $0.00

(45)  Certificateholders' Distributable Amount:                               $108,554.21

(46)  Servicing Fee:                                                           $98,821.90


(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Fixed and Floating Rate Excess Distributions         $0.00
      (b) Release of Excess Amount in Negative Carry Account                        $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                              $0.00

(49)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:            $84,453,605.16

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                              $0.00
           A-1 Note Pool Factor:                                                0.0000000

           Outstanding Principal Balance of A-2 Notes:                              $0.00
           A-2 Note Pool Factor:                                                0.0000000

           Outstanding Principal Balance of A-3 Notes:                              $0.00
           A-3 Note Pool Factor:                                                0.0000000

           Outstanding Principal Balance of A-4 Notes:                     $64,700,226.27
           A-4 Note Pool Factor:                                                0.3585513

           Outstanding Principal Balance of B Notes:                        $3,151,592.76
           B Note Pool Factor:                                                  0.1260637

           Outstanding Principal Balance of the Certificates:              $10,938,000.00
           Certificate Pool Factor:                                             1.0000000


(51)  Aggregate Purchase Amounts for related Collection Period:                     $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection
        Period:                                                               $101,736.57

(53)  Spread Account Balance after giving effect to all distributions:     $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                       18-May-01
                                                                        06:10 AM
Prepared by  Suzhen Ruan  (262) 636-7381                        File: us98b1.xls

                                             ---------------------------------------------------------------------------------------
NPV Data Input Section                            31-Jul-98         31-Jul-98        04-May-01         04-May-01       04-May-01
                                             ---------------------------------------------------------------------------------------
Scheduled cash flows as of the indicated        Pool 1 (Retail)    Pool 2 (FPL)
cutoff date                                         Cutoff             Cutoff             Pool 1           Pool 2          Pool 3
Row 0 is total delinquent amount valued
without discounting                               1,223,550.43       488,950.11    12,175,343.46     1,774,925.20    1,835,119.04
                                                 12,106,658.00     2,516,183.49     8,618,105.94       564,693.03      933,541.89
                                                  8,409,202.39     1,893,688.39     5,958,748.35       596,009.96    2,346,366.45
                                                  8,997,726.43     1,960,786.46     3,008,090.43       606,270.42    2,898,714.76
                                                 10,171,208.37     2,063,823.67     3,178,905.50       517,372.27    1,153,165.11
                                                 12,715,731.73     1,954,159.58     3,100,193.73       517,162.42      782,704.17
                                                  9,099,256.42     1,792,726.48     3,327,762.83       550,059.14      837,014.47
                                                  8,535,974.50     1,766,075.80     4,320,501.64       549,940.06    1,027,340.33
                                                 15,306,449.46     1,890,605.11     3,395,299.31       453,975.55      941,652.33
                                                 18,443,017.15     1,881,117.92     2,816,205.98       458,461.94      777,540.08
                                                 16,957,243.00     1,877,027.40     3,301,667.92       417,857.77      696,228.61
                                                 16,376,885.05     1,817,623.64     6,672,150.27       389,355.41      683,014.42
                                                 10,651,992.79     1,866,206.49     5,792,857.88       304,933.39      680,493.91
                                                  9,163,394.05     1,889,230.81     5,606,550.74       269,166.67      780,608.57
                                                  8,086,054.38     1,816,250.01     3,625,027.42       294,862.65    1,763,209.57
                                                  8,842,211.38     1,872,281.06     1,186,346.10       234,579.44    1,950,332.22
                                                 10,005,085.81     1,964,666.24     1,357,014.99       217,069.29      658,532.51
                                                 12,231,104.34     1,898,030.47     1,197,498.54       188,551.66      347,560.76
                                                  8,797,636.97     1,687,469.97     1,386,488.12       195,634.00      370,145.33
                                                  8,255,782.24     1,644,541.62     1,964,481.04       224,036.36      536,220.26
                                                 14,973,400.70     1,754,779.58     1,512,891.96       185,594.87      385,135.98
                                                 17,996,394.47     1,717,963.17     1,026,654.60       162,444.90      349,330.75
                                                 16,387,208.39     1,697,653.50     1,578,491.26       126,142.64      197,549.21
                                                 15,692,745.55     1,647,572.33     3,809,029.31       139,559.69      206,188.48
                                                  9,927,634.13     1,673,274.10     3,378,581.20        88,586.29      170,758.86
                                                  8,258,696.56     1,681,124.45     3,100,417.62        42,377.14      257,367.44
                                                  7,198,681.74     1,595,209.75     1,925,552.45        56,379.27      917,670.25
                                                  8,082,732.30     1,613,786.06       266,011.05         3,579.83    1,086,999.64
                                                  9,188,498.36     1,637,923.98       299,748.07        14,230.46      317,097.83
                                                 11,121,258.86     1,539,370.45       242,156.88        23,131.42       86,591.60
                                                  7,667,179.49     1,398,649.52       241,708.28         3,579.83      111,669.99
                                                  7,462,994.43     1,326,009.93       383,257.17        51,589.87      104,020.94
                                                 14,024,372.46     1,372,213.36        72,953.89             0.00       28,367.16
                                                 16,752,855.26     1,282,023.39        30,763.42             0.00        6,678.93
                                                 14,788,215.88     1,223,618.90        69,324.77             0.00        2,357.84
                                                 13,836,398.02     1,133,716.33       358,894.97         8,575.42       12,297.62
                                                  8,036,258.20     1,138,664.27       242,492.99         7,534.66        2,357.84
                                                  6,279,376.38     1,125,940.91       153,182.00             0.00       15,232.53
                                                  5,034,136.82     1,045,792.71             0.00             0.00      108,807.12
                                                  5,901,975.89     1,024,587.50             0.00             0.00            0.00
                                                  6,752,591.27     1,106,606.17             0.00             0.00            0.00
                                                  8,045,835.19       999,458.48             0.00             0.00            0.00
                                                  5,513,567.92       845,330.20             0.00             0.00            0.00
                                                  5,192,319.67       805,200.79        24,594.62             0.00            0.00
                                                  8,386,321.78       787,865.67             0.00             0.00            0.00
                                                 11,514,765.67       726,022.34             0.00             0.00            0.00
                                                  9,777,959.48       626,005.45             0.00             0.00            0.00
                                                  8,899,382.72       580,109.26             0.00             0.00            0.00
                                                  4,477,511.85       557,076.29             0.00             0.00            0.00
                                                  2,817,291.23       491,193.77             0.00             0.00            0.00
                                                  1,810,888.90       460,441.81             0.00             0.00            0.00
                                                  2,565,938.18       427,320.86             0.00             0.00            0.00
                                                  3,186,828.87       463,747.29             0.00             0.00            0.00
                                                  4,092,686.58       409,038.86             0.00             0.00            0.00
                                                  2,363,732.39       336,499.67             0.00             0.00            0.00
                                                  2,264,572.85       254,756.54             0.00             0.00            0.00
                                                  4,476,612.63       250,249.73             0.00             0.00            0.00
                                                  6,906,236.81       238,339.80             0.00             0.00            0.00
                                                  5,629,888.08       131,056.39             0.00             0.00            0.00
                                                  5,295,239.38        97,868.67             0.00             0.00            0.00
                                                  1,725,376.78        47,534.40             0.00             0.00            0.00
                                                    458,843.05        26,996.20             0.00             0.00            0.00
                                                    171,032.59        26,996.20             0.00             0.00            0.00
                                                    260,367.62        17,246.87             0.00             0.00            0.00
                                                    282,397.46        74,475.21             0.00             0.00            0.00
                                                    239,911.47         7,755.20             0.00             0.00            0.00
                                                     53,028.41         7,755.20             0.00             0.00            0.00
                                                     52,287.49         7,755.20             0.00             0.00            0.00
                                                    378,380.01         7,755.20             0.00             0.00            0.00
                                                    547,106.25        23,865.28             0.00             0.00            0.00
                                                    121,960.35                -             0.00             0.00            0.00
                                                    224,027.78                -             0.00             0.00            0.00
                                                             -                -             0.00             0.00            0.00
                                                             -                -             0.00             0.00            0.00
                                                             -                -             0.00             0.00            0.00

Total Time Balance of Scheduled Cash Flows      547,472,069.46    76,013,641.91   100,705,946.70    10,238,222.92   26,365,984.80

                                  Page 1 of 14

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
     $12,400,000  Deferred Purchase Price
        $100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Suzhen Ruan  (262) 636-7381                05/18/01           06:10 AM
Scheduled Payment Date                                                                        15-May-01
Actual Payment Date                                                                           15-May-01
Collection Period Begin Date                                                                  06-Apr-01
Collection Period End Date                              31-Jul-98          31-Jul-98          04-May-01
Days in accrual period (30/360)                                                                      30
Days in accrual period (ACT/360)                                                                     29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                              $12,856,325.65

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                       $0.00
    Government obligors                                                                           $0.00
          Total Warranty Repurchases                                                              $0.00

Total Collections For The Period                                                         $12,856,325.65

     Pool Balance (Beg. of Collection Period)                                           $140,121,536.59
     Pool Balance (End of Collection Period)                                            $127,891,095.34

Total Receivables Collection                                                             $12,856,325.65
Negative Carry Withdrawls                                                                         $0.00
Yield Supplement Withdrawals                                                                      $0.00
Spread Account Withdrawals to Pay NoteHolders                                                     $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                           $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                  $85,404.33
Pre-Funding Account Reinvestment Income                                                           $0.00

     Total Distribution Amount                                                           $12,941,729.98

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                               $5,629,970.54
    Scheduled Amounts 60 days or more past due                                            $2,219,940.70
    Net Losses on Liquidated Receivables                                                    $249,561.18
    Number of Loans at Beginning of Period                                                       10,473
    Number of Loans at End of Period                                                              9,472
    Repossessed Equipment not Sold or Reassigned (Beginning)                              $1,732,547.24
    Repossessed Equipment not Sold or Reassigned (End)                                    $2,035,745.61

    Pre-Funding Account Reinvestment Income                                                       $0.00

                                  Page 2 of 14

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
     $12,400,000  Deferred Purchase Price
       $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                          15-May-01
Collection Period Begin Date                                                                                 06-Apr-01
Collection Period End Date                                                                                   04-May-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)       $140,121,536.59
     A-1 Note Beginning Principal Balance                                                                        $0.00
     A-2 Note Beginning Principal Balance                                                                        $0.00
     A-3 Note Beginning Principal Balance                                                                        $0.00
     A-4 Note Beginning Principal Balance                                                              $122,016,675.13
     B Note Beginning Principal Balance                                                                  $5,604,861.46
     Deferred Purchase Price Beginning Principal Balance                                                $12,400,000.00
     Certificate Beginning Principal Balance                                                               $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)             $127,891,095.34
     A-1 Note Principal Balance (End of Period)                                                                  $0.00
                                         A-1 Note Pool Factor (End of Period)                                0.0000000
     A-2 Note Principal Balance (End of Period)                                                                  $0.00
                                         A-2 Note Pool Factor (End of Period)                                0.0000000
     A-3 Note Principal Balance (End of Period)                                                                  $0.00
                                         A-3 Note Pool Factor (End of Period)                                0.0000000
     A-4 Note Principal Balance (End of Period)                                                        $110,275,451.53
                                         A-4 Note Pool Factor (End of Period)                                0.8181036
     B Note Principal Balance (End of Period)                                                            $5,115,643.81
                                         B Note Pool Factor (End of Period)                                  0.2046258
     Deferred Purchase Price Principal Balance (End of Period)                                          $12,400,000.00
                                         Deferred Purchase Price Pool Factor (End of Period)                 1.0000000
     Certificate Principal Balance (end of Period)                                                         $100,000.00
                                         Certificate Pool Factor (end of Period)                             1.0000000

COLLATERAL VALUE DECLINE                                                                                $12,230,441.25
     Pool Balance (Beg. of Collection Period)                                                          $140,121,536.59
     Pool Balance (End of Collection Period)                                                           $127,891,095.34

Total Distribution Amount (TDA)                                                                         $12,941,729.98
     Total Collections and Investment Income for the Period                                             $12,941,729.98
     Negative Carry Withdrawls                                                                                   $0.00
     Yield Supplement Withdrawals                                                                                $0.00

Principal Distribution Amount  (PDA)                                                                    $12,230,441.25

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                 $12,230,441.25
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $0.00
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $0.00
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $0.00
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                    $11,741,223.60
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                         $489,217.65
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                      $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                         $0.00

Interest Distributable Amount                                                                              $945,035.91
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                          $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                          $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                          $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                    $601,948.93
     Noteholders' Interest Distributable Amount applicable to B Notes                                       $27,977.60
     Deferred Purchase Price Interest Distributable Amount                                                 $312,588.49
     Certificateholders'  Interest Distributable Amount                                                      $2,520.89

Spread Account
     Beginning Spread Account Balance                                                                   $11,998,975.07
     Deposit to Spread Account from Pre-Funding Account                                                          $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                   $81,195.53
     Distribution from Spread Account for Interest / Principal Shortfall                                         $0.00

     Specified Spread Account Balance                                                                   $12,499,916.99
     Ending Spread Account Balance (after distributions)                                                $12,080,170.60

Credit Enhancement                                                                                               9.45%
     Spread account % of Ending Pool Balance                                                                     9.45%
     Overcollateralization % of Ending Pool Balance                                                              0.00%

Scheduled Amounts 30 - 59 days past due                                                                  $5,629,970.54
                                         as % of Ending Pool Balance                                             4.40%
Scheduled Amounts 60 days or more past due                                                               $2,219,940.70
                                         as % of Ending Pool Balance                                             1.74%
Net Losses on Liquidated Receivables                                                                       $249,561.18
                                         as % of Ending Pool Balance                                             0.20%

                                  Page 3 of 14

PART III -- SERVICING CALCULATIONS                                                                               15-May-01

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE             Pool 1 (Retail) Cutoff  Pool 2 (FPL) Cutoff          Pool 1


Wtd. Avg. APR                                                                8.559%              8.559%              8.559%
Contract Value (Beg. of Collection Period), by origination pool                                            $103,744,033.35
Contract Value  (End of Collection Period), by origination pool    $459,900,298.88      $65,328,940.14      $93,747,749.60
                                                                   ----------------     ---------------    ---------------
Contract Value Decline                                                                                       $9,996,283.75
                                                                                                                      9.64%
Initial Pool Balance                                                                                       $624,995,849.39
Pool Balance (End of Collection Period)                                                                    $127,891,095.34

Collections and Investment Income for the period                                                            $12,941,729.98
Negative Carry Withdrawls                                                                                            $0.00
Yield Supplement Withdrawals                                                                                         $0.00

Total Distribution Amount (TDA)                                                                             $12,941,729.98
Principal Distribution Amount  (PDA)                                                                        $12,230,441.25

Initial B Percentage                                                                                                 4.000%
Unscheduled Principal (per pool)                                                                                     $0.00
Total Unscheduled Principal                                                                                          $0.00

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                          Pool 2              Pool 3



Wtd. Avg. APR                                                                8.559%              8.668%
Contract Value (Beg. of Collection Period), by origination pool     $10,757,910.73      $25,619,592.51
Contract Value  (End of Collection Period), by origination pool      $9,683,750.50      $24,459,595.24
                                                                    --------------      --------------
Contract Value Decline                                               $1,074,160.23       $1,159,997.27
                                                                              9.98%              4.53%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                             $0.00               $0.00
Total Unscheduled Principal


                                  Page 4 of 14

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                                               12,230,441.25

A-1 Note Beginning Principal Balance                                                                                 $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                           0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)           $0.00
One-Time Excess Prefunding Account Payment                                                                           $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00

Principal Distributable Amount Remaining                                                                    $12,230,441.25

A-2 Note Beginning Principal Balance                                                                                 $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                           0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00

Principal Distributable Amount Remaining                                                                    $12,230,441.25

A-3 Note Beginning Principal Balance                                                                                 $0.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                           0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00

Principal Distributable Amount Remaining                                                                    $12,230,441.25

A-4 Note Beginning Principal Balance                                                                       $122,016,675.13
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                          96.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $11,741,223.60

Principal Distributable Amount Remaining                                                                       $489,217.65

B Note Beginning Principal Balance                                                                           $5,604,861.46
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
B Noteholders' Share of the Principal Distribution Amount                                                             4.00%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $489,217.65

Principal Distributable Amount Remaining                                                                             $0.00

Deferred Purchase Price Beginning Principal Balance                                                         $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                              $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                    0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                               $0.00

Certificate Purchase Price Beginning Principal Balance                                                         $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
Certificateholders' Share of the Principal Distribution Amount                                                        0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                   $0.00

Interest Accrued on Class A-1 Notes this period                        5.6075%                     ACT/360           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $0.00

Interest Accrued on Class A-2 Notes this period                        5.7000%                     30/360            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $0.00

Interest Accrued on Class A-3 Notes this period                        5.8100%                     30/360            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $0.00

Interest Accrued on Class A-4 Notes this period                        5.9200%                     30/360      $601,948.93
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $601,948.93

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $601,948.93
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Offered Noteholders' Interest Distributable Amount                                                             $601,948.93

Interest Accrued on Class B Notes this period                          5.9900%                     30/360       $27,977.60
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                $27,977.60

Interest Accrued on Deferred Purchase Price this period                5.9900%                     30/360       $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                         $249,446.67
Interest Due (in Arrears) on Above Shortfall                                                                     $1,245.15
Deferred Purchase Price Interest Distributable Amount                                                          $312,588.49

Interest Accrued on Certificates this period                           5.9900%                     30/360          $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $2,011.68
Interest Due (in Arrears) on Above Shortfall                                                                        $10.04
Certificateholders' Interest Distributable Amount                                                                $2,520.89


                                  Page 5 of 14

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                          $12,941,729.98

Administration Fee Shortfall (Previous Period)                                                                       $0.00
Administration Fee Accrued during this Period                          $500.00 per quarter                         $166.67
Administration Fee Paid this Period from TDA                                                                       $166.67
Administration Fee Shortfall                                                                                         $0.00

Total Distribution Amount Remaining                                                                         $12,941,563.31

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-1 Notes this period                                                                      $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                       $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-2 Notes this period                                                                      $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                       $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-3 Notes this period                                                                      $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                       $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-4 Notes this period                                                                $601,948.93
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                        $601,948.93
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                       $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $601,948.93
Offered Noteholders' Interest Paid this Period from TDA                                                        $601,948.93
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                         $12,339,614.38

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on B Notes this period                                                                         $27,977.60
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                           $27,977.60
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                         $0.00

Total Distribution Amount Remaining                                                                         $12,311,636.78

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                         $12,311,636.78

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                         $12,311,636.78

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                         $12,311,636.78

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                      $11,741,223.60
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                               $11,741,223.60
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                            $570,413.18

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $489,217.65
B Noteholders' Principal Distributable Amount Paid from TDA                                                    $489,217.65
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

Total Excess Distribution Amount Remaining                                                                      $81,195.53


                                  Page 6 of 14

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                $0.00

New Collateral Purchased                                                                                             $0.00
Deposit to Spread Account                                              2.00%                                         $0.00
Deposit to Yield Supplement Account                                                                                  $0.00
                                                                                                                     -----
Payment to Seller                                                                                                    $0.00
Payment to Class A-1 after Funding is Complete                                                                       $0.00

Ending Pre-Funding Account Balance                                                                                   $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                        $0.00

Adjusted Ending Pre-Funding Account Balance                                                                          $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                             $0.00
Negative Carry                                                                                                   3.268374%
Number of Days Remaining                                                                                            0 days

Pre-Funded Percentage                                                                                               0.000%
Negative Carry Withdrawls                                                                                            $0.00
Cumulative Negative Carry Withdrawls                                                                           $300,471.65
Maximum Negative Carry Amount                                                                                        $0.00
Required Negative Carry Account Balance                                                                              $0.00
Interim Ending Negative Carry Account Balance                                                                        $0.00
Negative Carry Amount Released to Seller                                                                             $0.00

Ending Negative Carry Account Balance                                                                                $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                           $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                                         $0.00
Receivables Percentage                                                                                             100.00%
Withdrawal of Yield Supplement Amount                                                                                $0.00
Maximum Yield Supplement Amount                                                                                      $0.00
Required Yield Supplement Amount                                                                                     $0.00
Interim Yield Supplement Account Balance                                                                             $0.00
Yield Supplement Amount Released to Seller                                                                           $0.00

Ending Yield Supplement Account Balance                                                                              $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                            $11,998,975.07
Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
Deposit to Spread Account from Excess Collections over Distributions                                            $81,195.53

Distribution from Spread Account to Noteholders' Distr. Account                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                           $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                  $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                           $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                           $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

Preliminary Spread Account Balance Remaining                                                                $12,080,170.60


                                  Page 7 of 14

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                  $14,897,306.94
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  YES
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                            $5,030,479.77
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                         YES
60 day or > Delinquent Scheduled Amounts                                                                     $2,219,940.70
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                              NO
Are any of the three conditions "YES"?                                                                     YES

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged to the trust was $47,514.04

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                          14,944,820.98
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  YES


Preliminary A-1 Note Principal Balance (End of Period)                                                                $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                                $0.00
Preliminary A-4 Note Principal Balance (End of Period)                                                      $110,275,451.53
Preliminary B Note Principal Balance (End of Period)                                                          $5,115,643.81
Preliminary Total Principal Balance of Notes  (End of Period)                                               $115,391,095.34

Specified Spread Account Balance                                                                             $12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                     2.00%              $12,499,916.99

(b) the Note Balance                                                                                         115,391,095.34

Preliminary Spread Account Balance Remaining                                                                 $12,080,170.60
Preliminary Excess Amount in Spread Account                                                                           $0.00
Preliminary Shortfall Amount in Spread Account                                                                  $419,746.39

Deposit to Spread Account from Remaing Excess Distribution                                                       $81,195.53

Spread Account Excess                                                                                                 $0.00

Ending Spread Account Balance (after distributions)                                                          $12,080,170.60
Net Change in Spread Account Balance                                                                             $81,195.53

Total Excess Distribution Amount Remaining                                                                            $0.00

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                          $249,446.67
Interest Due (in Arrears) on Above Shortfall                                                                      $1,245.15
Interest Accrued on Deferred Purchase Price this period                                                          $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                                                        $0.00
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                               $312,588.49

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                $2,011.68
Interest Due (in Arrears) on Above Shortfall                                                                         $10.04
Interest Accrued on Certificates this period                                                                        $499.17
Certificateholders' Interest Paid from Excess Distribution                                                            $0.00
Certificateholders' Interest Carryover Shortfall (Current Period)                                                 $2,520.89

Total Excess Distribution Amount Remaining                                                                            $0.00

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                               $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                 $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution           $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                    $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                     $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution               $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Excess Distribution Amount Remaining                                                                            $0.00

Servicing Fee Shortfall (Previous Period)                                                                     $2,292,540.13
Servicing Fees Accrued during this Period                                                 1.00%                 $116,767.95
Adjustment to Servicing Fee                                                                                           $0.00
Adjustment to Excess Distribution Amount Remaining                                                                    $0.00
Servicing Fees Paid this Period from Excess Distribution                                                              $0.00
Servicing Fee Shortfall                                                                                       $2,409,308.08

Total Excess Distribution Amount Remaining                                                                            $0.00


                                  Page 8 of 14

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                          $312,588.49
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                               $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                $2,520.89
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                   $0.00

A-1 Note Principal Balance (End of Period)                                                                            $0.00
A-2 Note Principal Balance (End of Period)                                                                            $0.00
A-3 Note Principal Balance (End of Period)                                                                            $0.00
A-4 Note Principal Balance (End of Period)                                                                  $110,275,451.53
B Note Principal Balance (End of Period)                                                                      $5,115,643.81
Deferred Purchase Price Principal Balance (End of Period)                                                    $12,400,000.00
Certificate Principal Balance (end of Period)                                                                   $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                  $127,891,095.34

A-1 Note Pool Factor (End of Period)                                            $112,706,000.00                   0.0000000
A-2 Note Pool Factor (End of Period)                                            $200,000,000.00                   0.0000000
A-3 Note Pool Factor (End of Period)                                            $140,000,000.00                   0.0000000
A-4 Note Pool Factor (End of Period)                                            $134,794,000.00                   0.8181036
B Note Pool Factor (End of Period)                                               $25,000,000.00                   0.2046258
Deferred Purchase Price Pool Factor (End of Period)                              $12,400,000.00                   1.0000000
Certificate Pool Factor (endof Period)                                              $100,000.00                   1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                   0.2046258

Specified Spread Account Balance (after all distributions and adjustments)                                   $12,080,170.60

Yield Supplement Account Balance (after alldistributions and adjustment):                                             $0.00


                                  Page 9 of 14

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
     $12,400,000  Deferred Purchase Price
        $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                    15-May-01

(1)  Amount of principal being paid on the Notes:

     (a)   A-1 Notes:                                                                                                 $0.00
           per $1,000 original principal amount:                                                                      $0.00

     (b)   A-2 Notes:                                                                                                $0.00
           per $1,000 original principal amount:                                                                     $0.00

     (c)   A-3 Notes:                                                                                                $0.00
           per $1,000 original principal amount:                                                                     $0.00

     (d)   A-4 Notes:                                                                                       $11,741,223.60
           per $1,000 original principal amount:                                                                    $87.10

     (e)   B Notes:                                                                                            $489,217.65
           per $1,000 original principal amount:                                                                    $19.57

     (f)   Total                                                                                            $12,230,441.25

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (b)  A-2 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (c)  A-3 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (d)  A-4 Notes:                                                                                           $601,948.93
          per $1,000 original principal amount:                                                                      $4.47

     (e)  B Notes:                                                                                              $27,977.60
          per $1,000 original principal amount:                                                                      $1.12

     (f)   Total                                                                                               $629,926.53

(3) Pool Balance at the end of the related Collection Period                                               $127,891,095.34

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                             $0.00
         (ii)  A-1 Note Pool Factor:                                                                             0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                             $0.00
         (ii)  A-2 Note Pool Factor:                                                                             0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                             $0.00
         (ii)  A-3 Note Pool Factor:                                                                             0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                   $110,275,451.53
         (ii)  A-4 Note Pool Factor:                                                                             0.8181036

     (e) (i)  outstanding principal amount of B Notes:                                                       $5,115,643.81
         (ii)  B Note Pool Factor:                                                                               0.2046258

     (f) (i)  Deferred Purchase Price Balance                                                               $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                              1.0000000

     (g) (i)  Certificate Balance                                                                              $100,000.00
         (ii)  Certificate Pool Factor:                                                                         1.00000000

(5)  Amount of Servicing Fee:                                                                                        $0.00
            per $1,000 Beginning of Collection Period:                                                          0.00000000

(6)  Amount of Administration Fee:                                                                                 $166.67
            per $1,000 Beginning of Collection Period:                                                          0.00160655

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                   $249,561.18

(9)  Amount in Spread Account:                                                                              $12,080,170.60

(10) Amount in Pre-Funding Account:                                                                                  $0.00

(11) For the Final payment date with respect to the Funding Period, the                                                 NA
     Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                               $0.00

(13) Amount in Yield Supplement Account:                                                                             $0.00


                                  Page 10 of 14

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
      $12,400,000  Deferred Purchase Price
         $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                    15-May-01

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (b)  A-2 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (c)  A-3 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (d)  A-4 Notes:                                                                                        $11,741,223.60
          per $1,000 original principal amount:                                                                     $87.10

     (e)  B Notes:                                                                                             $489,217.65
          per $1,000 original principal amount:                                                                     $19.57

     (f)  Deferred Purchase Price:                                                                                   $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (g)  Certificates:                                                                                               0.00
          per $1,000 original principal amount:                                                                      $0.00

     (h)  Total:                                                                                               $489,217.65

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (b)  A-2 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (c)  A-3 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (d)  A-4 Notes:                                                                                           $601,948.93
          per $1,000 original principal amount:                                                                      $4.47

     (e)  B Notes:                                                                                              $27,977.60
          per $1,000 original principal amount:                                                                      $1.12

     (f)  Deferred Purchase Price:                                                                                   $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (g)  Certificates:                                                                                              $0.00
          per $1,000 original principal amount:                                                                      $0.00

     (h)  Total:                                                                                               $629,926.53

(3)  Pool Balance at end of related Collection Period:                                                     $127,891,095.34

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                             $0.00
         (ii)  A-1 Note Pool Factor:                                                                             0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                             $0.00
         (ii)  A-2 Note Pool Factor:                                                                             0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                             $0.00
         (ii)  A-3 Note Pool Factor:                                                                             0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                   $110,275,451.53
         (ii)  A-4 Note Pool Factor:                                                                             0.8181036

     (e) (i)  outstanding principal amount of B Notes:                                                       $5,115,643.81
         (ii)  C Note Pool Factor:                                                                               0.2046258

     (f) (i)  Deferred Purchase Price Balance                                                               $12,400,000.00
         (ii)  Certificate Pool Factor:                                                                          1.0000000

     (g) (i)  Certificate Balance                                                                               100,000.00
         (ii)  Certificate Pool Factor:                                                                          1.0000000


                                  Page 11 of 14

(5)  Amount of Servicing Fee:                                                                                        $0.00
     per $1,000 Beginning of Collection Period:                                                                  0.0000000

(6)  Amount of Administration Fee:                                                                                 $166.67
     per $1,000 Beginning of Collection Period:                                                                  0.0016066

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                   $249,561.18

(9)  Amount in Spread Account:                                                                              $12,080,170.60

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                              $0.00

(13)  Amount in Yield Supplement Account:                                                                            $0.00

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
      $12,400,000  Deferred Purchase Price
         $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                   15-May-01

(1)  Payment of Administration Fee to Administrator:                                                              $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                             $629,926.53

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                  $12,230,441.25

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                    $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                    $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                          $0.00

(9) Release to Seller from Excess Collections over Distributions                                                    $0.00

Check for Error                                                                                            NO ERROR
Sum of Above Distributions                                                                                 $12,941,729.98
Total Distribution Amount plus Releases to Seller                                                          $12,941,729.98

====================================================================================================================================


                                  Page 12 of 14

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
      $12,400,000  Deferred Purchase Price
         $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                   15-May-01
(1)  Total Distribution Amount:                                                                            $12,941,729.98

(2)  Administration Fee:                                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                            $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                      $601,948.93

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                        $27,977.60

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                              $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                     $629,926.53
      deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                              $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                   0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                              $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                             $11,741,223.60

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                  96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                     $11,741,223.60

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                  $489,217.65

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                     4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                          $489,217.65

(34)  Noteholders' Principal Distribution Amount:                                                          $12,230,441.25

(35)  Noteholders' Distributable Amount:                                                                   $12,860,367.78


(36)  Deposit to Spread Account (from excess collections):                                                     $81,195.53

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                         $12,499,916.99
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                                 $12,499,916.99


     (b) the Note Balance                                                                                 $115,391,095.34

(38)  Spread Account Balance over the Specified Spread Account Balance:                                             $0.00


                                  Page 13 of 14

(39)  Deffered Purchase Price Interest Distribution Amount:                                                         $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                   $312,588.49

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price           0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                            $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                        $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                        $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                  $0.00

(39)  Certificateholders' Interest Distribution Amount:                                                             $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                         $2,520.89

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                      0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                       $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                   $0.00

(44)  Certificates Principal Distribution Amount:                                                                   $0.00

(45)  Certificates Distribution Amount:                                                                             $0.00

(46)  Servicing Fee:                                                                                                $0.00
====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
   $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
      $12,400,000  Deferred Purchase Price
         $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                    00-Jan-00

(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                           $0.00
     (b) Release of Excess Amount in Negative Carry Account                                                          $0.00
     (b) Release of Excess Amount in Yield Supplement Account                                                        $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                              $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                         $140,121,536.59

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                               $0.00
           A-1 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                               $0.00
           A-2 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                               $0.00
           A-3 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                     $110,275,451.53
           A-4 Note Pool Factor:                                                                                 0.8181036

           Outstanding Principal Balance of B Notes:                                                         $5,115,643.81
           B Note Pool Factor:                                                                                   0.2046258

           Outstanding Principal Balance of the Deferred Purchase Price:                                    $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                  1.0000000

           Outstanding Principal Balance of the Certificates:                                                   100,000.00
           Certificate Pool Factor:                                                                              1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                   $249,561.18

(53)  Spread Account Balance after giving effect to all distributions:                                      $12,080,170.60

CASE EQUIPMENT LOAN TRUST 1998-C

 $86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates


                                            17-May-01
                                             04:45 PM

Prepared by  Suzhen Ruan            File: us98-c3.xls
(262) 636-7381

                                   ------------------------------------------------------------------------------------------------
NPV Data Input Section                     31-Oct-98        30-Nov-98      04-May-01      04-May-01       04-May-01       04-May-01
                                   ------------------------------------------------------------------------------------------------
Scheduled cash flows as of the        Pool 1 (Retail)  Pool 3 (Retail)         Pool 1        Pool 2          Pool 3          Pool 4
indicated cutoff date                          Cutoff           Cutoff
Row 0 is total delinquent amount
valued without discounting               1,575,417.93       219,386.35   5,210,272.47   4,269,435.42   2,649,460.23      718,602.21
                                        12,428,455.95     2,644,522.52   2,143,322.59   1,239,759.83   1,012,721.72      189,587.39
                                         7,371,846.12     1,584,402.47   2,695,870.69     987,162.69   1,018,925.44      144,848.76
                                         5,289,520.70     1,855,974.40   4,401,788.86   1,261,144.38   1,063,177.73      130,383.19
                                         5,549,122.56     1,704,737.57  10,032,703.05   1,375,488.38   1,352,103.59      359,658.52
                                         5,505,194.10     1,961,839.20   6,660,090.42   1,378,954.26   2,959,626.47      209,843.33
                                         4,841,682.97     1,921,414.50   3,109,425.06   1,127,268.77   6,387,687.12    1,061,738.11
                                         4,735,558.70     1,868,954.33   3,333,743.81   1,321,588.15   2,042,290.10    1,597,098.72
                                         7,284,400.76     2,141,734.04   2,380,745.19   1,296,403.99     985,303.66      413,236.51
                                         7,653,812.72     3,617,113.04   1,707,758.58   1,090,386.42     688,465.05      124,251.35
                                        21,545,307.93     2,351,879.43   1,961,733.67   1,293,814.10     825,643.73      119,676.55
                                        17,563,069.20    12,867,986.46   1,819,423.10   1,446,294.40     829,113.14      141,027.28
                                        13,896,057.40     8,634,128.19   1,678,027.44   1,444,906.91     869,123.45      127,718.97
                                         7,630,180.31     2,795,157.06   1,674,344.43     866,795.40     742,360.23      152,225.85
                                         7,333,548.54     1,931,437.32   2,070,931.02     865,309.20     792,409.73      115,009.33
                                         4,538,294.37     1,726,348.93   3,306,525.98     632,294.79     827,459.70      108,445.35
                                         4,735,598.76     1,693,724.42   7,577,042.13     687,312.10   1,037,517.53      340,478.22
                                         4,676,012.46     1,953,339.63   4,520,700.72     637,896.17   2,377,824.69      199,939.52
                                         4,279,116.05     1,847,727.58   1,860,748.37     542,322.40   5,065,432.20    1,073,889.94
                                         4,258,063.42     1,804,299.69   2,075,974.65     829,484.78   1,452,451.80    1,524,384.07
                                         4,834,936.67     2,020,268.67   1,352,993.07     755,034.34     661,656.41      381,270.97
                                         5,837,618.11     3,250,869.84     708,664.38     568,258.39     337,146.27       64,399.20
                                        18,406,951.02     2,265,861.38     927,644.62     645,832.52     475,603.54       71,694.68
                                        14,429,414.68    12,693,501.44     724,033.54     661,291.00     412,414.87      109,212.16
                                         9,799,857.01     8,518,011.39     603,574.33     814,377.55     428,893.59       92,533.66
                                         5,747,699.28     2,534,168.99     665,538.42     488,831.82     357,044.31      115,567.90
                                         6,646,864.59     1,826,923.92   1,001,820.67      29,293.64     383,920.05       65,601.93
                                         4,073,116.36     1,607,600.24   2,134,297.12     108,158.88     432,812.33       73,796.74
                                         4,242,598.85     1,589,325.37   5,201,138.97     115,736.44     685,656.83      205,837.88
                                         4,301,149.03     1,820,250.82   2,863,956.53      19,381.79   1,521,853.76      126,706.57
                                         3,931,310.80     1,696,093.38     890,956.95       6,214.94   3,610,455.51    1,006,491.60
                                         3,817,604.92     1,678,611.69     931,825.69      78,664.94     981,124.98    1,448,322.38
                                         4,410,871.91     1,892,656.68     393,096.84       6,214.94     402,114.40      300,944.53
                                         5,306,408.17     2,959,438.93     111,736.19       6,214.94      93,571.79       39,908.75
                                        17,223,090.60     1,977,856.42     115,794.59      62,288.94     189,792.14       47,204.23
                                        13,550,783.42    12,344,536.46      46,113.22      23,623.29      41,998.16       57,460.46
                                         8,821,655.67     8,124,445.59      10,070.09      30,510.00      66,379.40       22,624.68
                                         4,882,176.71     2,137,158.76      16,728.57           0.00      24,000.46       14,706.10
                                         5,611,324.84     1,494,488.17     111,561.24           0.00      11,891.62       16,034.09
                                         3,289,450.23     1,264,402.10     106,555.70           0.00      20,137.67        3,901.29
                                         3,234,177.22     1,214,337.67     445,240.21           0.00     108,538.89       68,539.97
                                         3,204,975.44     1,371,092.65      38,717.19           0.00     368,224.73        3,901.29
                                         2,927,498.69     1,336,450.33           0.00           0.00      14,504.42      521,535.80
                                         2,942,625.98     1,288,553.24      37,060.20           0.00           0.00       30,331.38
                                         3,391,248.11     1,535,024.03           0.00           0.00           0.00            0.00
                                         4,120,665.41     2,344,258.90           0.00           0.00           0.00            0.00
                                        14,086,732.21     1,574,209.35           0.00           0.00           0.00            0.00
                                         9,773,524.10    10,399,765.13           0.00           0.00           0.00            0.00
                                         5,934,968.38     6,707,017.01           0.00           0.00           0.00            0.00
                                         2,864,720.06     1,370,272.60           0.00           0.00           0.00            0.00
                                         3,473,332.00       914,610.17           0.00           0.00           0.00            0.00
                                         1,547,204.93       643,093.43           0.00           0.00           0.00            0.00
                                         1,532,851.50       539,291.51           0.00           0.00           0.00            0.00
                                         1,383,990.96       630,126.48           0.00           0.00           0.00            0.00
                                         1,093,526.42       647,505.70           0.00           0.00           0.00            0.00
                                         1,159,104.92       593,611.52           0.00           0.00           0.00            0.00
                                         1,490,135.83       805,506.57           0.00           0.00           0.00            0.00
                                         2,415,661.06     1,473,600.06           0.00           0.00           0.00            0.00
                                        10,473,190.48       855,709.82           0.00           0.00           0.00            0.00
                                         6,749,706.28     8,044,965.35           0.00           0.00           0.00            0.00
                                         3,600,290.25     5,281,694.34           0.00           0.00           0.00            0.00
                                         1,181,371.47       890,749.68           0.00           0.00           0.00            0.00
                                         1,317,014.18       508,368.45           0.00           0.00           0.00            0.00
                                           220,165.78       136,994.39           0.00           0.00           0.00            0.00
                                           157,479.31        89,798.40           0.00           0.00           0.00            0.00
                                           254,513.22        66,207.24           0.00           0.00           0.00            0.00
                                            21,238.46        57,752.19           0.00           0.00           0.00            0.00
                                            22,370.17        22,016.45           0.00           0.00           0.00            0.00
                                           133,181.56        37,634.02           0.00           0.00           0.00            0.00
                                           118,180.66       192,217.79           0.00           0.00           0.00            0.00
                                           541,767.57       284,885.72           0.00           0.00           0.00            0.00
                                           352,439.24       449,919.50           0.00           0.00           0.00            0.00
                                                    -                -           0.00           0.00           0.00            0.00
                                                    -                -           0.00           0.00           0.00            0.00
                                                    -                -           0.00           0.00           0.00            0.00

Total Time Balance of Scheduled        393,574,995.64   183,129,817.04  89,660,290.56  29,013,950.90  46,608,833.44   13,740,571.41
Cash Flows


                                  Page 1 of 14


CASE EQUIPMENT LOAN TRUST 1998-C

 $86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
 $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
 $21,025,000  6.20% Deferred Purchase Price
    $100,000  6.20% Asset Backed Certificates

                                                Settle Date           18-Nov-98
Prepared by  Suzhen Ruan                                               05/17/01
(262) 636-7381

Scheduled Payment Date                                                                                           15-May-01
Actual Payment Date                                                                                              15-May-01
Collection Period Begin Date                                                                                     06-Apr-01
Collection Period End Date                                            31-Oct-98            30-Nov-98             04-May-01
Days in accrual period (30/360)                                                                                         30
Days in accrual period (ACT/360)                                                                                        29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                  $9,106,924.35

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date                                                          $0.00
    Government obligors                                                                                              $0.00
          Total Warranty Repurchases                                                                                 $0.00

Total Collections For The Period                                                                             $9,106,924.35

    Pool Balance (Beg. of Collection Period)                                                               $171,919,118.00
    Pool Balance (End of Collection Period)                                                                $163,531,648.35

Total Receivables Collection                                                                                 $9,106,924.35
Negative Carry Withdrawls                                                                                            $0.00
Yield Supplement Withdrawals                                                                                         $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                        $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                              $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                     $78,557.59
Pre-Funding Account Reinvestment Income                                                                              $0.00


    Total Distribution Amount                                                                                $9,185,481.94

MISCELLANEOUS DATA

    TOTAL COLLATERAL

    Scheduled Amounts 30 - 59 days past due                                                                  $5,293,169.80
    Scheduled Amounts 60 days or more past due                                                               $3,165,076.30
    Net Losses on Liquidated Receivables                                                                       $305,124.88
    Number of Loans at Beginning of Period                                                                           8,584
    Number of Loans at End of Period                                                                                 8,363
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                 $2,587,233.04
    Repossessed Equipment not Sold or Reassigned (End)                                                       $2,349,943.62

    Pre-Funding Account Reinvestment Income                                                                          $0.00


                                  Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                              15-May-01
Collection Period Begin Date                                                                                     06-Apr-01
Collection Period End Date                                                                                       04-May-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)           $171,908,330.28
    A-1 Note Beginning Principal Balance                                                                             $0.00
    A-2 Note Beginning Principal Balance                                                                             $0.00
    A-3 Note Beginning Principal Balance                                                                             $0.00
    A-4 Note Beginning Principal Balance                                                                   $141,757,576.59
    B Note Beginning Principal Balance                                                                       $9,025,753.70
    Deferred Purchase Price Beginning Principal Balance                                                     $21,025,000.00
    Certificate Beginning Principal Balance                                                                    $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                 $163,520,860.63
    A-1 Note Principal Balance (End of Period)                                                                       $0.00
                                     A-1 Note Pool Factor (End of Period)                                        0.0000000
    A-2 Note Principal Balance (End of Period)                                                                       $0.00
                                     A-2 Note Pool Factor (End of Period)                                        0.0000000
    A-3 Note Principal Balance (End of Period)                                                                       $0.00
                                     A-3 Note Pool Factor (End of Period)                                        0.0000000
    A-4 Note Principal Balance (End of Period)                                                             $133,810,449.09
                                     A-4 Note Pool Factor (End of Period)                                        0.9019916
    B Note Principal Balance (End of Period)                                                                 $8,585,411.54
                                     B Note Pool Factor (End of Period)                                          0.2515872
    Deferred Purchase Price Principal                                                                       $21,025,000.00
                                     Deferred Purchase Price Pool Factor (End of Period)                         1.0000000
    Certificate Principal Balance (end of Period)                                                              $100,000.00
                                     Certificate Pool Factor (endof Period)                                      1.0000000

COLLATERAL VALUE DECLINE                                                                                     $8,387,469.65
    Pool Balance (Beg. of Collection Period)                                                               $171,919,118.00
    Pool Balance (End of Collection Period)                                                                $163,531,648.35

Total Distribution Amount (TDA)                                                                              $9,185,481.94
    Total Collections and Investment Income for the Period                                                   $9,185,481.94
    Negative Carry Withdrawls                                                                                        $0.00
    Yield Supplement Withdrawals                                                                                     $0.00

Principal Distribution Amount  (PDA)                                                                         $8,387,469.65

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                      $8,387,469.65
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                          $7,947,127.49
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $440,342.16
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                           $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                              $0.00

Interest Distributable Amount                                                                                  $865,734.67
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                               $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                         $662,716.67
    Noteholders' Interest Distributable Amount applicable to B Notes                                            $46,633.06
    Deferred Purchase Price Interest Distributable Amount                                                      $155,644.65
    Certificateholders' Interest Distributable Amount                                                              $740.29

Spread Account

    Beginning Spread Account Balance                                                                        $13,000,215.75
    Deposit to Spread Account from Pre-Funding Account                                                               $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                        $88,495.89
    Distribution from Spread Account for Interest /  Principal Shortfall                                             $0.00

    Specified Spread Account Balance                                                                        $13,000,215.75
    Ending Spread Account Balance (after distributions)                                                     $13,000,215.75

Credit Enhancement                                                                                                    7.96%
    Spread account % of Ending Pool Balance                                                                           7.95%
    Overcollateralization % of                                                                                        0.01%
    Ending Pool Balance

Scheduled Amounts 30 - 59 days past due                                                                      $5,293,169.80
                                     as % of Ending Pool Balance                                                      3.24%
Scheduled Amounts 60 days or more past due                                                                   $3,165,076.30
                                     as % of Ending Pool Balance                                                      1.94%
Net Losses on Liquidated Receivables                                                                           $305,124.88
                                     as % of Ending Pool Balance                                                      0.19%


                                  Page 3 of 14

PART III -- SERVICING CALCULATIONS

1. SOURCES AND USES OF COLLECTION ACCOUNT BALANCE          Pool 1 (Retail)      Pool 3 (Retail)                Pool 1
                                                                 Cutoff                Cutoff


Wtd. Avg. APR                                                        8.689%               8.577%                8.689%
Contract Value (Beg. of Collection Period), by
origination pool                                                                                       $85,362,806.36
Contract Value  (End of Collection Period), by
origination pool                                           $327,736,982.68      $149,354,402.32        $82,044,755.23
                                                           ----------------     ----------------       ---------------
Contract Value Decline                                                                                  $3,318,051.13
                                                                                                                 3.89%
Initial Pool Balance                                                                                  $650,010,787.72
Pool Balance (End of Collection Period)                                                               $163,531,648.35

Collections and Investment Income for the period                                                        $9,185,481.94
Negative Carry Withdrawls                                                                                       $0.00
Yield Supplement Withdrawals                                                                                    $0.00

Total Distribution Amount (TDA)                                                                         $9,185,481.94
Principal Distribution Amount (PDA)                                                                     $8,387,469.65

Initial B Percentage                                                                                            5.250%
Unscheduled Principal (per pool)                                                                                $0.00
Total Unscheduled Principal                                                                                     $0.00

1. SOURCES AND USES OF COLLECTION                                 Pool 2              Pool 3             Pool 4
ACCOUNT BALANCE


Wtd. Avg. APR                                                      8.689%              8.577%             8.504%
Contract Value (Beg. of Collection Period), by
origination pool                                          $29,979,293.35      $44,251,021.10     $12,325,997.19
Contract Value  (End of Collection Period), by
origination pool                                          $27,073,356.17      $42,235,180.26     $12,178,356.69
                                                          ---------------     ---------------    ---------------
Contract Value Decline                                     $2,905,937.18       $2,015,840.84        $147,640.50
                                                                    9.69%               4.56%              1.20%
Initial Pool Balance
Pool Balance (End of Collection
Period)

Collections and Investment
Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                   $0.00               $0.00              $0.00
Total Unscheduled Principal


                                  Page 4 of 14

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                                            8,387,469.65

A-1 Note Beginning Principal Balance                                                                             $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                       0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund
Acct. Pmt.)                                                                                                      $0.00
One-Time Excess Prefunding Account Payment                                                                       $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00

Principal Distributable Amount Remaining                                                                 $8,387,469.65

A-2 Note Beginning Principal Balance                                                                             $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                       0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00

Principal Distributable Amount Remaining                                                                 $8,387,469.65

A-3 Note Beginning Principal Balance                                                                             $0.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                       0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00

Principal Distributable Amount Remaining                                                                 $8,387,469.65

A-4 Note Beginning Principal Balance                                                                   $141,757,576.59
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                      94.75%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                          $7,947,127.49

Principal Distributable Amount Remaining                                                                   $440,342.16

B Note Beginning Principal Balance                                                                       $9,025,753.70
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
B Noteholders' Share of the Principal Distribution Amount                                                         5.25%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $440,342.16

Principal Distributable Amount Remaining                                                                         $0.00

Deferred Purchase Price Beginning Principal Balance                                                     $21,025,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                          $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                           $0.00

Certificate Purchase Price Beginning Principal Balance                                                      $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                               $0.00
Certificateholders' Share of the Principal Distribution Amount                                                     0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                $0.00

Interest Accrued on Class A-1 Notes this period                  5.4200%                                          $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                $0.00

Interest Accrued on Class A-2 Notes this period                  5.4900%                                          $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                $0.00

Interest Accrued on Class A-3 Notes this period                  5.5200%                                          $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                $0.00

Interest Accrued on Class A-4 Notes this period                  5.6100%                                    $662,716.67
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                          $662,716.67

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                           $662,716.67
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Offered Noteholders' Interest Distributable Amount                                                          $662,716.67

Interest Accrued on Class B Notes this period                    6.2000%                                     $46,633.06
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                             $46,633.06

Interest Accrued on Deferred Purchase Price this period          6.2000%                                    $108,629.17
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                       $46,773.82
Interest Due (in Arrears) on Above Shortfall                                                                    $241.66
Deferred Purchase Price Interest Distributable Amount                                                       $155,644.65

Interest Accrued on Certificates this period                     6.2000%                                        $516.67
Certificateholders' Interest Carryover Shortfall (Previous Period)                                              $222.47
Interest Due (in Arrears) on Above Shortfall                                                                      $1.15
Certificateholders' Interest Distributable Amount                                                               $740.29


                                  Page 5 of 14

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                        $9,185,481.94

Administration Fee Shortfall (Previous Period)                                                                    $0.00
Administration Fee Accrued during this Period                      $500.00                                      $166.67
Administration Fee Paid this Period from TDA                                                                    $166.67

Administration Fee Shortfall                                                                                      $0.00

Total Distribution Amount Remaining                                                                       $9,185,315.27

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-1 Notes this period                                                                   $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-2 Notes this period                                                                   $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-3 Notes this period                                                                   $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-4 Notes this period                                                             $662,716.67
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                     $662,716.67
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                               $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                           $662,716.67
Offered Noteholders' Interest Paid this Period from TDA                                                     $662,716.67
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                       $8,522,598.60

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                      $0.00
Interest Accrued on B Notes this period                                                                      $46,633.06
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                        $46,633.06
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

Total Distribution Amount Remaining                                                                       $8,475,965.54

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                       $8,475,965.54

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                       $8,475,965.54

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                     $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                       $8,475,965.54

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                    $7,947,127.49
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                             $7,947,127.49
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

Total Distribution Amount Remaining                                                                         $528,838.05

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                        $440,342.16
B Noteholders' Principal Distributable Amount Paid from TDA                                                 $440,342.16
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Total Excess Distribution Amount Remaining                                                                   $88,495.89

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                             $0.00

New Collateral Purchased                                                                                          $0.00
Deposit to Spread Account                                             2.00%                                       $0.00
Deposit to Yield Supplement                                                                                       $0.00

Account
Payment to Seller                                                                                                 $0.00
Payment to Class A-1 after Funding is Complete                                                                    $0.00

Ending Pre-Funding Account Balance                                                                                $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                     $0.00

Adjusted Ending Pre-Funding Account Balance                                                                       $0.00


                                  Page 6 of 14

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                         $0.00
Negative Carry                                                                                                3.052000%
Number of Days Remaining                                                                                        0 days

Pre-Funded Percentage                                                                                            0.000%
Negative Carry Withdrawls                                                                                        $0.00
Cumulative Negative Carry Withdrawls                                                                       $593,232.45
Maximum Negative Carry Amount                                                                                    $0.00
Required Negative Carry Account Balance                                                                          $0.00
Interim Ending Negative Carry Account Balance                                                                    $0.00
Negative Carry Amount Released to Seller                                                                         $0.00

Ending Negative Carry Account Balance                                                                            $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                       $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                                     $0.00
Receivables Percentage                                                                                          100.00%
Withdrawal of Yield Supplement Amount                                                                            $0.00
Maximum Yield Supplement Amount                                                                                  $0.00
Required Yield Supplement Amount                                                                                 $0.00
Interim Yield Supplement Account Balance                                                                         $0.00
Yield Supplement Amount Released to Seller                                                                       $0.00

Ending Yield Supplement Account Balance                                                                          $0.00


                                  Page 7 of 14

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                        $13,000,215.75
Deposit to Spread Account from Pre-Funding Account                                                               $0.00
Deposit to Spread Account from Excess Collections over Distributions                                        $88,495.89

Distribution from Spread Account to Noteholders'
Distr. Account                                                                                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1
Notes                                                                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2
Notes                                                                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3
Notes                                                                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4
Notes                                                                                                            $0.00
Remaining Distributed Spread Account Amount to
Noteholders' Distr. Account                                                                                      $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B
Notes                                                                                                            $0.00

Remaining Distributed Spread Account Amount to
Noteholders' Distr. Account                                                                                      $0.00
Adj to Preliminary A-1 Noteholders' Principal
Carryover Shortfall (Current Period)                                                                             $0.00
Adj to Preliminary A-2 Noteholders' Principal
Carryover Shortfall (Current Period)                                                                             $0.00
Adj to Preliminary A-3 Noteholders' Principal
Carryover Shortfall (Current Period)                                                                             $0.00
Adj to Preliminary A-4 Noteholders' Principal
Carryover Shortfall (Current Period)                                                                             $0.00

Remaining Distributed Spread Account Amount to
Noteholders' Distr. Account                                                                                      $0.00
Adj to Preliminary B Noteholders' Principal Carryover
Shortfall (Current Period)                                                                                       $0.00

Preliminary Spread Account
Balance Remaining                                                                                       $13,088,711.64

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                              $10,986,447.32
Are Cum. Realized Losses > 2.25% of
Initial Pool Balance?                                                                            NO
12*(Realized Losses during Collection Period) + Repos
at end of Collection Period                                                                              $6,011,442.18
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg.
Pool Balance?                                                                                    YES
60 day or > Delinquent
Scheduled Amounts                                                                                        $3,165,076.30
Are 60 day or > Delinquencies > 2.25% of Ending Pool
Balance?                                                                                         NO
Are any of the three conditions
"YES"?                                                                                           YES

Preliminary A-1 Note Principal
Balance (End of Period)                                                                                          $0.00
Preliminary A-2 Note Principal
Balance (End of Period)                                                                                          $0.00
Preliminary A-3 Note Principal
Balance (End of Period)                                                                                          $0.00
Preliminary A-4 Note Principal
Balance (End of Period)                                                                                $133,810,449.09
Preliminary B Note Principal
Balance (End of Period)                                                                                  $8,585,411.54
Preliminary Total Principal Balance of Notes  (End of
Period)                                                                                                $142,395,860.63

Specified Spread Account Balance


                                                                                                         13,000,215.75
Lesser of:
(a) 2.00% of the Initial Pool
Balance                                                               2.00%
                                                                                                         13,000,215.75
(b) the Note Balance
                                                                                                        142,395,860.63
Preliminary Spread Account
Balance Remaining                                                                                       $13,088,711.64
Preliminary Excess Amount in
Spread Account                                                                                              $88,495.89
Preliminary Shortfall Amount in
Spread Account                                                                                                   $0.00

Deposit to Spread Account from Remaing Excess
Distribution                                                                                                     $0.00

Spread Account Excess
                                                                                                            $88,495.89
Ending Spread Account Balance
(after distributions)                                                                                   $13,000,215.75
Net Change in Spread Account
Balance                                                                                                          $0.00

Total Excess Distribution
Amount Remaining                                                                                            $88,495.89

Deferred Purchase Price Interest Carryover Shortfall
(Previous Period)                                                                                           $46,773.82
Interest Due (in Arrears) on
Above Shortfall                                                                                                $241.66
Interest Accrued on Deferred
Purchase Price this period                                                                                 $108,629.17
Deferred Purchase Price Interest Paid from Excess
Distribution                                                                                                $88,076.97
Preliminary Deferred Purchase Price Interest Carryover
Shortfall (Current Period)                                                                                  $67,567.68

Certificateholders' Interest Carryover Shortfall
(Previous Period)                                                                                              $222.47
Interest Due (in Arrears) on
Above Shortfall                                                                                                  $1.15
Interest Accrued on
Certificates this period                                                                                       $516.67
Certificateholders' Interest Paid
from Excess Distribution                                                                                       $418.92
Certificateholders' Interest Carryover Shortfall
(Current Period)                                                                                               $321.37

Total Excess Distribution
Amount Remaining                                                                                                 $0.00

Deferred Purchase Price Principal Carryover Shortfall
(Previous Period)                                                                                                $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover
Shortfall)                                                                                                       $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess
Distrbution                                                                                                      $0.00
Preliminary Deferred Purchase Price Principal
Carryover Shortfall (Current Period)                                                                             $0.00

Certificateholders' Principal Carryover Shortfall
(Previous Period)                                                                                                $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover
Shortfall)                                                                                                       $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess
Distrbution                                                                                                      $0.00
Preliminary Certificateholders' Principal Carryover
Shortfall (Current Period)                                                                                       $0.00

Total Excess Distribution
Amount Remaining                                                                                                 $0.00

Servicing Fee Shortfall
(Previous Period)                                                                                        $1,734,772.50
Servicing Fees Accrued during
this Period                                                           1.00%                                $143,265.93
Adjustment to Servicing Fee                                                                                      $0.00
Adjustment to Excess Distribution
Amount Remaining                                                                                                 $0.00
Servicing Fees Paid this Period
from Excess Distribution                                                                                         $0.00
Servicing Fee Shortfall
                                                                                                         $1,878,038.43
Total Excess Distribution
Amount Remaining                                                                                                 $0.00


                                  Page 8 of 14

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-1 Notes                                                                                  $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-2 Notes                                                                                  $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-3 Notes                                                                                  $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-4 Notes                                                                                  $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to B Notes                                                                                    $0.00
A-1 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                                                 $0.00
A-2 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                                                 $0.00
A-3 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                                                 $0.00
A-4 Noteholders' Principal Carryover Shortfall
(Current Period)                                                                                                 $0.00
B Noteholders' Principal Carryover Shortfall (Current
Period)                                                                                                          $0.00
Deferred Purchase Price Interest Carryover Shortfall
(Current Period)                                                                                            $67,567.68
Deferred Purchase Price Principal Carryover Shortfall
(Current Period)                                                                                                 $0.00
Certificateholders' Interest Carryover Shortfall
(Current Period)                                                                                               $321.37
Certificateholders' Principal Carryover Shortfall
(Current Period)                                                                                                 $0.00

A-1 Note Principal Balance (End
of Period)                                                                                                       $0.00
A-2 Note Principal Balance (End
of Period)                                                                                                       $0.00
A-3 Note Principal Balance (End
of Period)                                                                                                       $0.00
A-4 Note Principal Balance (End
of Period)                                                                                             $133,810,449.09
B Note Principal Balance (End
of Period)                                                                                               $8,585,411.54
Deferred Purchase Price Principal
Balance (End of Period)                                                                                 $21,025,000.00
Certificate Principal Balance
(end of Period)                                                                                            $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)             $163,520,860.63

A-1 Note Pool Factor (End of
Period)                                                      $86,400,000.00                                  0.0000000
A-2 Note Pool Factor (End of
Period)                                                     $250,000,000.00                                  0.0000000
A-3 Note Pool Factor (End of
Period)                                                     $110,000,000.00                                  0.0000000
A-4 Note Pool Factor (End of
Period)                                                     $148,350,000.00                                  0.9019916
B Note Pool Factor (End of
Period)                                                      $34,125,000.00                                  0.2515872
Deferred Purchase Price Pool Factor
(End of Period)                                              $21,025,000.00                                  1.0000000
Certificate Pool Factor (endof
Period)                                                         $100,000.00                                  1.0000000
Total Notes, Deferred Purchase Price & Certificates
Pool Factor (End of Period)                                                                                  0.2515706

Specified Spread Account Balance (after all
distributions and adjustments)                                                                          $13,000,215.75

Yield Supplement Account Balance (after alldistributions and
adjustment):                                                                                                     $0.00


                                  Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                    15-May-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                  $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (b)   A-2 Notes:                                                                                                 $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (c)   A-3 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

    (d)   A-4 Notes:                                                                                         $7,947,127.49
            per $1,000 original principal amount:                                                                   $53.57

    (e)   B Notes:                                                                                             $440,342.16
            per $1,000 original principal amount:                                                                   $12.90

    (f)   Total                                                                                              $8,387,469.65

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                  $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (b)   A-2 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

    (c)  A-3 Notes:                                                                                                  $0.00
            per $1,000 original principal amount:                                                                    $0.00


    (d)  A-4 Notes:                                                                                            $662,716.67
           per $1,000 original principal amount:                                                                     $4.47

    (e)  B Notes:                                                                                               $46,633.06
           per $1,000 original principal amount:                                                                     $1.37

    (f)   Total                                                                                                $709,349.73

(3) Pool Balance at the end of the related Collection Period                                               $163,531,648.35

(4)  After giving effect to distributions on current
Payment Date:

    (a) (i)  outstanding principal                                                                                   $0.00
    amount of A-1 Notes:Pool Factor:                                                                             0.9019916
         (ii)  A-1 Note Pool Factor:                                                                             0.0000000

    (b) (i)  outstanding principal                                                                                   $0.00
    amount of A-2 Notes:
         (ii)  A-2 Note Pool Factor:                                                                             0.0000000

    (c) (i)  outstanding principal                                                                                   $0.00
    amount of A-3 Notes:
         (ii)  A-3 Note Pool Factor:                                                                             0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                    $133,810,449.09
         (ii)  A-4 Note Pool Factor:                                                                             0.9019916

    (e) (i)  outstanding principal                                                                           $8,585,411.54
    amount of B Notes:
         (ii)  B Note Pool Factor:                                                                               0.2515872

    (f) (i)  Deferred Purchase                                                                              $21,025,000.00
    Price Balance
         (ii)  Deferred Purchase                                                                                 1.0000000
    Price Pool Factor:

    (g) (i)  Certificate Balance                                                                               $100,000.00
         (ii)  Certificate Pool                                                                                 1.00000000
    Factor:

(5)  Amount of Servicing Fee:                                                                                        $0.00
         per $1,000 Beginning of per Collection Period:                                                         0.00000000

$1,000

Original
Pool
Balance:

(6)  Amount of Administration Fee:                                                                                 $166.67
         per $1,000 Beginning of per Collection Period:                                                         0.00195245

$1,000

Original
Pool
Balance:

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized
Losses for the

          Collection Period:                                                                                   $305,124.88

(9)  Amount in Spread Account:                                                                              $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the                                                                    NA
Funding Period, the
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                              $0.00

(13)  Amount in Yield Supplement Account:                                                                            $0.00


                                 Page 10 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005

  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005

   $21,025,000  6.20% Deferred Purchase Price

           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                    15-May-01

(1)  Amount of principal being paid
or distributed:

    (a)  A-1 Notes:                                                                                                  $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (b)  A-2 Notes:                                                                                                  $0.00
           per $1,000 original                                                                                       $0.00

    (c)  A-3 Notes:                                                                                                  $0.00
           per $1,000 original                                                                                       $0.00
    principal amount: original principal amount:                                                                     $0.00

    (d)  A-4 Notes:                                                                                          $7,947,127.49
           per $1,000 original principal amount:                                                                    $53.57

    (e)  B Notes:                                                                                              $440,342.16
           per $1,000 original principal amount:                                                                    $12.90

    (f)  Deferred Purchase Price:                                                                                    $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (g)  Certificates:                                                                                                0.00
           per $1,000 original principal amount:                                                                     $0.00


    (h)  Total:                                                                                                $440,342.16

(2)   Amount of interest being paid
or distributed:

    (a)  A-1 Notes:                                                                                                  $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (b)  A-2 Notes:                                                                                                  $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (c)  A-3 Notes:                                                                                                  $0.00
           per $1,000 original principal amount:                                                                     $0.00

    (d)  A-4 Notes:                                                                                            $662,716.67
           per $1,000 original principal amount:                                                                     $4.47

    (e)  B Notes:                                                                                               $46,633.06
           per $1,000 original principal amount:                                                                     $1.37

    (f)  Deferred Purchase Price:                                                                               $88,076.97
           per $1,000 original principal amount:                                                                     $4.19

    (g)  Certificates:                                                                                             $418.92
           per $1,000 original                                                                                       $4.19
    principal amount:

    (h)  Total:                                                                                                $797,845.62

(3)  Pool Balance at end of related Collection Period:                                                     $163,531,648.35

(4)  After giving effect to
     distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                              $0.00
         (ii)  A-1 Note Pool Factor:                                                                             0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                              $0.00
         (ii)  A-2 Note Pool Factor:                                                                             0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                              $0.00
         (ii)  A-3 Note Pool Factor:                                                                             0.0000000

    (d) (i)  outstanding principal                                                                         $133,810,449.09
         (ii)  A-4 Note Pool Factor: amount of A-4 Notes:                                                        0.9019916

    (e) (i)  outstanding principal amount of B Notes:                                                        $8,585,411.54
         (ii)  C Note Pool Factor:                                                                               0.2515872

    (f) (i)  Deferred Purchase Price Balance                                                                $21,025,000.00
         (ii)  Certificate Pool Factor:                                                                          1.0000000

    (g) (i)  Certificate Balance                                                                                100,000.00
         (ii)  Certificate Pool Factor:                                                                          1.0000000

(5)  Amount of Servicing Fee:                                                                                        $0.00
         per $1,000 Beginning of Collection Period:                                                              0.0000000

(6)  Amount of Administration Fee:                                                                                 $166.67
         per $1,000 Beginning of Collection Period:                                                              0.0019525

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized
Losses for the Collection Period:                                                                              $305,124.88

(9)  Amount in Spread Account:                                                                              $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                              $0.00

(13)  Amount in Yield Supplement Account:                                                                            $0.00


                                 Page 11 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO
INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005

  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005

   $21,025,000  6.20% Deferred Purchase Price

           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                    15-May-01

(1)  Payment of Administration Fee to Administrator:                                                               $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                              $709,349.73

(3)  Noteholders' Principal Distributable
     Amount to be deposited into Noteholders' Distribution Account:                                          $8,387,469.65

(4)  Deferred Purchase Price Interest Distributable
     Amount be eposited into Deferred Purchase Price Distribution Account:                                      $88,076.97

(5)  Deferred Purchase Price Principal Distributable
     Amount to be deposited into Deferred Purchase Price Distribution Account:                                       $0.00

(6)  Certificateholders' Interest Distributable
     Amount to be deposited into Certificateholders' Distribution Account:                                         $418.92


(7)  Certificateholders' Principal Distributable
     Amount to be deposited into Certificateholders' Distribution ccount:                                            $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                           $0.00

(9) Release to Seller from Excess Collections over Distributions                                                     $0.00

Check for Error                                                                                      NO ERROR
Sum of Above Distributions                                                                           $9,185,481.94
Total Distribution Amount plus                                                                       $9,185,481.94
Releases to Seller


                                 Page 12 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred
Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                    15-May-01

(1)  Total Distribution Amount:                                                                              $9,185,481.94

(2)  Administration Fee:                                                                                           $166.67

(3)  Noteholders' Interest Distributable Amount applicable
      to A-1 Notes:                                                                                                  $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable
      to A-1 Notes:                                                                                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable
      to A-2 Notes:                                                                                                  $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable
      to A-2 Notes:                                                                                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable
      to A-3 Notes:                                                                                                  $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable
      to A-3 Notes:                                                                                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable
      to A-4 Notes:                                                                                            $662,716.67

(10)  Noteholders' Interest Carryover Shortfall applicable
      to A-4 Notes:                                                                                                  $0.00

(11)  Noteholders' Interest Distributable Amount
      applicable to b Notes:                                                                                    $46,633.06

(12)  Noteholders' Interest Carryover Shortfall applicable
      to B Notes:                                                                                                    $0.00

(13)  Offered Noteholders' Interest
         Distributable Amount'                                                                                 $709,349.73
         deposited into Note
         Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable
       Amount:                                                                                                       $0.00

(15)  % of Fixed Rate Principal Distribution Amount
       applicable to A-1 Noteholders                                                                                 0.00%

(16)  A-1 Noteholders' Principal
       Carryover Shortfall:                                                                                          $0.00

(17)  A-1 Noteholders' Principal
       Distributable Amount:                                                                                         $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable
       Amount:                                                                                                       $0.00

(19)  % of Fixed Rate Principal Distribution Amount
       applicable to A-2 Noteholders                                                                                 0.00%

(20)  A-2 Noteholders' Principal
       Carryover Shortfall:                                                                                          $0.00

(21)  A-2 Noteholders' Principal
       Distributable Amount:                                                                                         $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable
       Amount:                                                                                                       $0.00

(23)  % of Fixed Rate Principal Distribution Amount
       applicable to A-3 Noteholders                                                                                 0.00%

(24)  A-3 Noteholders' Principal
       Carryover Shortfall:                                                                                          $0.00

(25)  A-3 Noteholders' Principal
       Distributable Amount:                                                                                         $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable
       Amount:                                                                                               $7,947,127.49

(27)  % of Fixed Rate Principal Distribution Amount
       applicable to A-4 Noteholders                                                                                94.75%

(28)  A-4 Noteholders' Principal
       Carryover Shortfall:                                                                                          $0.00

(29)  A-4 Noteholders' Principal
       Distributable Amount:                                                                                 $7,947,127.49

(30)  B Noteholders' Monthly Principal
       Distributable Amount:                                                                                   $440,342.16

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                      5.25%

(32)  B Noteholders' Principal
       Carryover Shortfall:                                                                                          $0.00

(33)  B Noteholders' Principal
       Distributable Amount:                                                                                   $440,342.16

(34)  Noteholders' Principal
       Distribution Amount:                                                                                  $8,387,469.65

(35)  Noteholders' Distributable
       Amount:                                                                                               $9,096,819.38




                                 Page 13 of 14

(36)  Deposit to Spread Account (from
       excess collections):                                                                                     $88,495.89

(37)  Specified Spread Account Balance (after all
    distributions and adjustments) :                                                                        $13,000,215.75
    The Lesser of:

    (a) 2.00% of the Initial Pool
        Balance                                                                                             $13,000,215.75


    (b) the Note Balance
                                                                                                           $142,395,860.63
(38)  Spread Account Balance over the Specified Spread
       Account Balance:                                                                                         $88,495.89

(39)  Deffered Purchase Price Interest
       Distribution Amount:                                                                                     $88,076.97

(40)  Deffered Purchase Price Interest
       Carryover Shortfall:                                                                                     $67,567.68

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase
       Price                                                                                                         0.00%

(42) Deffered Purchase Price Principal Distributable
      Amount applicable to current period                                                                            $0.00

(43)  Deffered Purchase Price Principal
       Carryover Shortfall:                                                                                          $0.00

(44)  Deffered Purchase Price Principal
       Distribution Amount:                                                                                          $0.00

(45)  Deffered Purchase Price
       Distribution Amount:                                                                                     $88,076.97

(39)  Certificateholders' Interest
       Distribution Amount:                                                                                        $418.92

(40)  Certificateholders' Interest
       Carryover Shortfall:                                                                                        $321.37

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates
                                                                                                                     0.00%
(42) Certificates Principal Distributable Amount
      applicable to current period                                                                                   $0.00

(43)  Certificates Principal
       Carryover Shortfall:                                                                                          $0.00

(44)  Certificates Principal
       Distribution Amount:                                                                                          $0.00

(45)  Certificates Distribution
       Amount:                                                                                                     $418.92

(46)  Servicing Fee:                                                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price

           $100,000  6.20% Asset
Backed Certificates

Payment Date:                                                                                                    00-Jan-00

(47)  Excess Amounts Distributed To
       Seller:

    (a) Release of Remaining Fixed and Floating Rate
        Excess Distributions                                                                                         $0.00
    (b) Release of Excess Amount in
        Negative Carry Account                                                                                       $0.00
    (b) Release of Excess Amount in Yield Supplement
        Account                                                                                                      $0.00


(48)  Amount to be withdrawn from the Spread Account and
      deposited into the Note Distribution Account                                                                   $0.00

(49)  Pool Balance as of the opening of business on the
      first day of the Collection Period in
      which the Payment Date occurs:                                                                       $171,919,118.00

(50)  After giving effect to all distributions on such
      Payment Date:
           Outstanding Principal
           Balance of A-1 Notes:                                                                                     $0.00
           A-1 Note Pool Factor:
                                                                                                                 0.0000000
           Outstanding Principal
           Balance of A-2 Notes:                                                                                     $0.00
           A-2 Note Pool Factor:
                                                                                                                 0.0000000
           Outstanding Principal
           Balance of A-3 Notes:                                                                                     $0.00
           A-3 Note Pool Factor:
                                                                                                                 0.0000000
           Outstanding Principal
           Balance of A-4 Notes:                                                                           $133,810,449.09
           A-4 Note Pool Factor:
                                                                                                                 0.9019916
           Outstanding Principal
           Balance of B Notes:                                                                               $8,585,411.54
           B Note Pool Factor:
                                                                                                                 0.2515872
           Outstanding Principal Balance of the Deferred
           Purchase Price:                                                                                  $21,025,000.00
           Deferred Purchase Price
           Pool Factor:                                                                                          1.0000000

           Outstanding Principal
           Balance of the Certificates:                                                                         100,000.00
           Certificate Pool Factor:

                                                                                                                 1.0000000
(51)  Aggregate Purchase Amounts for related Collection
       Period:                                                                                                       $0.00

(52)  Aggregate Amount of Realized Losses for the related
       Collection Period:                                                                                      $305,124.88

(53)  Spread Account Balance after giving effect to all
       distributions:                                                                                       $13,000,215.75

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

                                                -------------------------------------------------------------------------------
                                                         05-May-01          05-May-01           05-May-01          05-May-01
NPV Data Input Section                          -------------------------------------------------------------------------------
Scheduled cash flows as of the                   Pool 1A (Retail)     Pool 1B (FPL)    Pool 1C (Forestry)        Pool 2
                                                       6,253,607.47       2,134,906.04          894,036.01       2,246,949.92
                                                       2,721,344.71         625,432.66          255,549.40       1,062,049.28
                                                       2,944,292.18         623,186.55          258,770.44       1,128,306.57
                                                       2,787,004.34         594,256.91          256,472.07       1,108,965.37
                                                       3,101,803.89         670,051.91          256,472.07       1,303,533.29
                                                       2,608,903.76         607,970.69          256,751.92       1,036,092.45
                                                       4,681,615.50         602,929.25          256,751.92       1,256,733.64
                                                      10,146,697.70         674,742.84          251,253.56       1,440,652.14
                                                      10,725,368.16         588,527.27          219,829.51       1,512,631.26
                                                       5,506,124.80         580,284.70          210,921.57       3,519,408.98
                                                       2,391,962.70         527,533.91          205,036.96       5,279,528.08
                                                       2,029,185.25         592,177.24          187,024.71       1,288,255.62
                                                       2,004,443.89         519,700.93          193,819.18         840,198.00
                                                       2,070,852.71         514,303.20          200,798.95         869,941.96
                                                       2,104,126.25         535,421.13          197,332.76         899,915.51
                                                       2,104,131.11         461,546.63          193,271.15         908,379.44
                                                       2,289,321.23         509,426.41          198,067.96       1,025,632.42
                                                       1,979,020.41         425,398.55          187,669.39         868,936.60
                                                       3,720,434.87         423,938.12          195,142.44       1,106,115.32
                                                       7,505,804.34         451,563.68          216,159.35       1,162,529.59
                                                       8,059,546.24         321,734.36          100,517.50       1,117,232.22
                                                       3,354,496.91         283,633.42           68,188.97       2,563,277.98
                                                       1,403,048.30         336,649.10           67,175.28       3,435,173.33
                                                         840,191.43         335,818.49           47,137.62         663,439.96
                                                         849,209.35         281,164.80           68,247.11         320,262.12
                                                         910,422.88         275,096.04           30,683.64         313,976.45
                                                         808,443.86         297,250.37           27,863.35         351,509.10
                                                         820,889.95         224,016.84           27,863.35         383,645.80
                                                       1,024,757.21         272,715.17           27,377.66         396,090.19
                                                         808,332.54         194,994.71           27,377.66         275,926.11
                                                       2,033,989.02         131,664.66           27,377.66         479,002.27
                                                       5,134,080.93         211,164.23           27,377.66         458,539.61
                                                       5,619,182.02         112,600.52           19,990.72         581,850.74
                                                       1,858,465.70          67,519.58           12,838.51       1,469,038.82
                                                         420,150.59          16,785.29                0.00       2,294,553.32
                                                          86,140.59          10,022.22           14,779.91         239,380.73
                                                          75,934.78           2,715.95                0.00         150,852.34
                                                         153,492.12           2,715.95                0.00          59,148.83
                                                          77,111.63          34,021.09                0.00          28,840.89
                                                         107,153.53           6,947.05                0.00          37,449.32
                                                          75,625.96           1,862.53                0.00          24,062.46
                                                         104,813.38             764.56                0.00           3,922.91
                                                         709,127.46          11,205.98                0.00          44,858.20
                                                         866,933.37          21,499.27                0.00          89,559.76
                                                       1,162,511.89               0.00                0.00         149,928.23
                                                          30,327.51               0.00                0.00         344,548.26
                                                          64,287.64               0.00                0.00               0.00
                                                               0.00               0.00                0.00          14,731.32
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                               0.00               0.00                0.00               0.00
                                                -------------------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows           117,134,712.06      16,117,860.80        5,685,927.92      46,155,556.71


                                                        -------------------------------------------------------------------
NPV Data Input Section                                          05-May-01                05-May-01               05-May-01
                                                        -------------------------------------------------------------------
Scheduled cash flows as of the                               Pool 3                  Pool 4                   Pool 5
                                                             3,279,125.13             5,398,966.58            1,067,513.25
                                                             1,230,453.59             1,199,608.42              991,393.54
                                                             1,390,748.89             1,208,120.38              422,838.38
                                                             1,303,372.06             1,355,057.20              286,523.82
                                                             1,375,014.16             1,270,128.68              319,866.91
                                                             1,452,247.12             1,269,691.79              270,893.09
                                                             1,510,160.03             1,424,698.62              322,060.47
                                                             1,821,318.93             1,448,574.50              451,352.18
                                                             1,755,932.63             1,204,738.43              314,048.44
                                                             1,346,288.94             1,209,575.97              315,053.34
                                                             3,329,346.76             1,220,724.30              316,076.55
                                                             6,707,025.51             3,425,635.17              387,142.25
                                                             1,176,741.44             4,035,619.54              709,167.76
                                                             1,004,956.96             1,057,699.30              979,635.75
                                                             1,048,380.24             1,058,401.35              375,049.51
                                                             1,016,576.59             1,203,934.48              241,087.99
                                                             1,097,871.82             1,111,094.19              277,708.02
                                                             1,106,255.39             1,053,965.68              220,068.46
                                                             1,126,586.60             1,207,882.32              279,190.47
                                                             1,491,787.96             1,229,790.78              376,494.86
                                                             1,490,413.29             1,029,695.95              232,674.53
                                                             1,033,981.67             1,040,484.24              256,730.06
                                                             2,497,210.57               973,171.52              265,395.51
                                                             4,128,362.18             2,941,229.41              335,140.49
                                                               531,453.09             3,255,617.65              551,170.22
                                                               391,559.41               528,692.87              641,023.00
                                                               398,173.37               491,435.50              222,941.94
                                                               398,790.13               550,213.28              115,836.22
                                                               482,020.40               553,212.28              132,124.70
                                                               437,220.02               497,087.75               90,409.28
                                                               484,923.09               614,767.91              128,919.27
                                                               727,902.78               632,852.99              272,898.45
                                                               723,388.47               526,363.44               79,189.50
                                                               420,023.98               478,390.87              131,591.69
                                                             1,324,231.75               483,486.85              132,929.67
                                                             2,217,428.38             3,051,831.41              129,355.05
                                                               182,470.10             2,129,548.86              325,426.10
                                                                33,864.56               108,101.90              350,718.19
                                                                44,820.83               120,021.15               78,676.48
                                                                43,015.23               116,505.91               16,772.72
                                                                52,751.74                88,972.75               37,565.89
                                                                 6,562.24                55,585.73                  825.67
                                                                 6,562.24                44,664.42               15,511.96
                                                                44,240.43                85,155.16               71,224.12
                                                                66,685.07                31,229.68                  248.94
                                                                35,969.40                48,969.54               18,890.66
                                                               288,577.82                12,457.18                  248.94
                                                                20,877.86               531,804.74                  248.94
                                                                     0.00                 8,017.78               52,917.71
                                                                     0.00                     0.00                    0.00
                                                                35,761.91                27,723.40                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                36,250.69                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                                     0.00                     0.00                    0.00
                                                        -------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows                  54,119,432.76            54,687,450.49           13,610,770.94



=================================================================================================
CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Prepared by Bridget Fassett of Jefferson Wells (262)
636-5155

Scheduled Payment Date                                            15-May-01
Actual Payment Date                                               15-May-01
Collection Period Begin Date                                      06-Apr-01
Collection Period End Date                                        05-May-01
Days in accrual period (30/360)                                          30
Days in accrual period (ACT/360)                                         29

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                  $17,935,342.70

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date           $0.00
    Government obligors                                               $0.00
          Total Warranty Repurchases                                  $0.00

Total Collections For The Period                             $17,935,342.70

Total Collection                                             $17,935,342.70
Negative Carry Withdrawls                                             $0.00
Yield Supplement Withdrawals                                          $0.00

Reinvestment Income (including Pre-Funding Account,
Spread Account (and YSA if any))                                $122,256.82
Pre-Funding Account Reinvestment Income                               $0.00


    Total Distribution Amount                                $18,057,599.52

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                   $9,463,688.29
    Scheduled Amounts 60 days or more past due                $3,624,954.68
    Net Losses on Liquidated Receivables                        $674,404.30
    Number of Loans at Beginning of Period                           15,241
    Number of Loans at End of Period                                 14,838
    Repossessed Equipment not Sold or Reassigned
    (Beginning)                                               $4,215,174.95
    Repossessed Equipment not Sold or Reassigned (End)        $4,388,068.59



=======================================================================================================
CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                               15-May-01
Collection Period Begin Date                                      06-Apr-01
Collection Period End Date                                        05-May-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates           $294,766,921.61
(Beginning of Period)
    A-1 Note Beginning Principal Balance                              $0.00
    A-2 Note Beginning Principal Balance                              $0.00
    A-3 Note Beginning Principal Balance                     $45,526,213.51
    A-4 Note Beginning Principal Balance                    $221,950,000.00
    B Note Beginning Principal Balance                       $11,790,708.10
    Certificate Beginning Principal Balance                  $15,500,000.00

Total Principal Balance of Notes and Certificates
(End of Period)                                             $277,886,955.98
    A-1 Note Principal Balance (End of Period)                        $0.00
                A-1 Note Pool Factor (End of Period)              0.0000000
    A-2 Note Principal Balance (End of Period)                        $0.00
                A-2 Note Pool Factor (End of Period)              0.0000000
    A-3 Note Principal Balance (End of Period)               $29,321,446.50
                A-3 Note Pool Factor (End of Period)              0.2140252
    A-4 Note Principal Balance (End of Period)              $221,950,000.00
                A-4 Note Pool Factor (End of Period)              1.0000000
    B Note Principal Balance (End of Period)                 $11,115,509.48
                B Note Pool Factor (End of Period)                0.3585648
    Certificate Principal Balance (End of Period)            $15,500,000.00
                Certificate Pool Factor (End of Period)           1.0000000

CONTRACT VALUE DECLINE                                       $16,879,965.63
    Pool Balance (Beg. of Collection Period)                $294,767,702.59
    Pool Balance (End of Collection Period)                 $277,887,736.96

Total Distribution Amount (TDA)                              $18,057,599.52
    Total Collections and Investment Income for the Period   $18,057,599.52
    Negative Carry Amount                                             $0.00

Principal Distribution Amount (PDA)                          $16,879,965.63

Principal Allocation to Notes and Certificates               $16,879,965.63
    A-1 Noteholders' Principal Distributable Amount                   $0.00
    A-2 Noteholders' Principal Distributable Amount                   $0.00
    A-3 Noteholders' Principal Distributable Amount          $16,204,767.00
    A-4 Noteholders' Principal Distributable Amount                   $0.00
    B Noteholders' Principal Distributable Amount               $675,198.63
    Certificateholders' Principal Distributable Amount                $0.00

Interest Distributable Amount                                   $347,999.51
    Noteholders' Interest Distributable Amount
    applicable to A-1 Notes                                           $0.00
    Noteholders' Interest Distributable Amount
    applicable to A-2 Notes                                           $0.00
    Noteholders' Interest Distributable Amount
    applicable to A-3 Notes                                     $212,455.66
    Noteholders' Interest Distributable Amount
    applicable to A-4 Notes                                   $1,067,209.58
    Noteholders' Interest Distributable Amount
    applicable to B Notes                                        $58,560.52
    Certificateholders' Interest Distributable Amount            $76,983.33

Spread Account
    Beginning Spread Account Balance                         $15,500,015.62
    Deposit to Spread Account from Pre-Funding Account                $0.00
    Deposit to Spread Account from Excess Collections
    over Distributions                                                $0.00
    Distribution from Spread Account for Interest /
    Principal Shortfall                                         $160,758.54

    Specified Spread Account Balance                         $15,500,015.62
    Ending Spread Account Balance (after distributions)      $15,339,257.08

Credit Enhancement                                                    5.52%
    Spread account % of Ending Pool Balance                           5.52%
    Overcollateralization % of Ending Pool Balance                    0.00%

    Scheduled Amounts 30 - 59 days past due                   $9,463,688.29
                   as % of Ending Pool Balance                        3.41%
    Scheduled Amounts 60 days or more past due                $3,624,954.68
                   as % of Ending Pool Balance                        1.30%
    Net Losses on Liquidated Receivables                        $674,404.30
                   as % of Ending Pool Balance                        0.24%




PART III -- SERVICING CALCULATIONS                            15-May-01

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE      Pool 1A (Retail)      Pool 1B (FPL)  Pool 1C (Forestry)

Wtd. Avg. APR                                                    8.519%             8.519%              8.519%
Contract Value (Beg. of Collection Period), by
origination pool                                        $109,485,881.44     $15,680,188.11       $5,643,597.84
Contract Value (End of Collection Period), by
origination pool                                        $105,625,713.61     $14,878,960.64       $5,323,472.18
                                                        ----------------    ---------------      --------------
Contract Value Decline                                    $3,860,167.83        $801,227.47         $320,125.66
                                                                  3.53%              5.11%               5.67%
Initial Pool Balance                                    $294,767,702.59
Pool Balance (End of Collection Period)                 $277,887,736.96

Collections and Investment
Income for the period                                    $18,057,599.52
Negative Carry Amount                                             $0.00

Total Distribution Amount (TDA)                          $18,057,599.52
Principal Distribution Amount (PDA)                      $16,879,965.63

Initial B Percentage                                             4.000%
Unscheduled Principal (per pool)                                  $0.00               $0.00              $0.00
Total Unscheduled Principal                                       $0.00

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE              Pool2           Pool 3              Pool 4              Pool 5

Wtd. Avg. APR                                                  8.163%            7.995%              8.337%             8.088%
Contract Value (Beg. of Collection Period), by
origination pool                                      $43,956,759.66    $54,014,052.60      $53,339,309.74     $12,647,913.20
Contract Value (End of Collection Period), by
origination pool                                      $41,691,799.61    $49,040,405.03      $49,002,983.73     $12,324,402.16
                                                      --------------    ---------------     ---------------    --------------
Contract Value Decline                                 $2,264,960.05     $4,973,647.57       $4,336,326.01        $323,511.04
                                                                5.15%             9.21%               8.13%              2.56%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment
Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)

Principal Distribution Amount (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                               $0.00             $0.00               $0.00              $0.00



2.  CALCULATION OF DISTRIBUTABLE AMOUNTS                                                      Pool 1A (Retail)

A-1 Note Beginning Principal Balance                                                              $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                       0.00%
A-1 Noteholders' Principal Distributable Amount                                                   $0.00

Principal Distribution Amount Remaining                                                  $16,879,965.63

A-2 Note Beginning Principal Balance                                                              $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                       0.00%
A-2 Noteholders' Principal Distributable Amount                                                   $0.00

Principal Distribution Amount Remaining                                                  $16,879,965.63

A-3 Note Beginning Principal Balance                                                     $45,526,213.51
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                      96.00%
A-3 Noteholders' Principal Distributable Amount                                          $16,204,767.00

Principal Distribution Amount Remaining                                                     $675,198.63

A-4 Note Beginning Principal Balance                                                    $221,950,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                       0.00%
A-4 Noteholders' Principal Distributable Amount                                                   $0.00

Principal Distribution Amount Remaining                                                     $675,198.63

B Note Beginning Principal Balance                                                       $11,790,708.10
B Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
B Noteholders' Share of the Principal Distribution Amounts                                        4.00%
B Noteholders' Principal Distributable Amount                                               $675,198.63

Principal Distribution Amount Remaining                                                           $0.00

Certificate Beginning Principal Balance                                                  $15,500,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                               $0.00
Certificateholders' Share of the Principal Distribution Amounts                                   0.00%
Certificateholders' Principal Distributable Amount                                                $0.00

Interest Accrued on Class A-1 Notes this period                                                   $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                $0.00

Interest Accrued on Class A-2 Notes this period                                                   $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                $0.00

Interest Accrued on Class A-3 Notes this period                                             $212,455.66
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                          $212,455.66

Interest Accrued on Class A-4 Notes this period                                           $1,067,209.58
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                        $1,067,209.58

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                         $1,279,665.24
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Offered Noteholders' Interest Distributable Amount                                        $1,279,665.24

Interest Accrued on Class B Notes this period                                                $58,560.52
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                 $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                             $58,560.52

Interest Accrued on Certificates this period                                                 $76,983.33
Certificateholders' Interest Carryover Shortfall (Previous Period)                                $0.00
Interest Due (in Arrears) on Above Shortfall                                                      $0.00
Certificateholders' Interest Distributable Amount                                            $76,983.33

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. TOTAL DISTRIBUTION AMOUNT (TDA)                                                       $18,057,599.52

Administration Fee Shortfall (Previous Period)                                                    $0.00
Administration Fee Accrued during this Period                                                   $166.67
Administration Fee Paid this Period from TDA                                                    $166.67
Administration Fee Shortfall                                                                      $0.00

Total Distribution Amount Remaining                                                      $18,057,432.85

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Interest Accrued on Class A-1 Notes this period                                                   $0.00



Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Interest Accrued on Class A-2 Notes this period                                                   $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Interest Accrued on Class A-3 Notes this period                                             $212,455.66
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                     $212,455.66
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes    $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Interest Accrued on Class A-4 Notes this period                                           $1,067,209.58
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                   $1,067,209.58
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes    $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                               $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                         $1,279,665.24
Offered Noteholders' Interest Paid this Period from TDA                                   $1,279,665.24
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                          $0.00

Total Distribution Amount Remaining                                                      $16,777,767.61

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                 $0.00
Interest Due (in Arrears) on above Shortfall                                                      $0.00
Interest Accrued on Class B Notes this period                                                $58,560.52
Noteholders' Interest applicable to B Notes Paid this Period from TDA                        $58,560.52
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes      $0.00

Total Distribution Amount Remaining                                                      $16,719,207.09

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                           $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                     $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Total Distribution Amount Remaining                                                      $16,719,207.09

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                           $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                     $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Total Distribution Amount Remaining                                                      $16,719,207.09

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                  $16,204,767.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                            $16,204,767.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Total Distribution Amount Remaining                                                         $514,440.09

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                           $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                     $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Total Distribution Amount Remaining                                                         $514,440.09

B Noteholders' Principal Carryover Shortfall (Previous Period)                                    $0.00
B Noteholders' Monthly Principal Distributable Amount                                       $675,198.63
B Noteholders' Principal Distributable Amount Paid from TDA                                 $514,440.09
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                   $160,758.54

Total Excess Distribution Amount Remaining                                                        $0.00

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                             $0.00

New Collateral Purchased                                                                          $0.00
Deposit to Spread Account                                                                         $0.00
Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)       $0.00
                                                                                                 ------
Payment to Seller                                                                                 $0.00

Ending Pre-Funding Account Balance                                                                $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                      $0.00

Adjusted Ending Pre-Funding Account Balance                                                       $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                          $0.00
Negative Carry                                                                               3.2503084%
Number of Days Remaining                                                                          30.00

Pre-Funded Percentage                                                                            0.000%
Negative Carry Withdrawls                                                                         $0.00
Cumulative Negative Carry Withdrawls                                                              $0.00
Maximum Negative Carry Amount                                                                     $0.00
Required Negative Carry Account Balance                                                           $0.00
Interim Ending Negative Carry Account Balance                                                     $0.00
Negative Carry Amount Released to Seller                                                          $0.00

Ending Negative Carry Account Balance                                                             $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

Beginning Yield Supplement Account Balance                                                        $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                      $0.00
Receivables Percentage                                                                            0.00%
Withdrawal of Yield Supplement Amount                                                             $0.00
Maximum Yield Supplement Amount                                                                   $0.00
Required Yield Supplement Amount                                                                  $0.00
Interim Yield Supplement Account Balance                                                          $0.00
Yield Supplement Amount Released to Seller                                                        $0.00

Ending Yield Supplement Account Balance                                                           $0.00


7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                         $15,500,015.62
Deposit to Spread Account from Pre-Funding Account                                                $0.00
Deposit to Spread Account from Excess Collections over Distributions                              $0.00

Distribution from Spread Account to Noteholders' Distr. Account                             $160,758.54
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-1 No                                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-2 No                                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-3 No                                                                              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to A-4 No                                                                              $0.00
Remaining Distribution from Spread Account to
Noteholders' Distr. Account                                                                 $160,758.54

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
applicable to B Note                                                                              $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                   $160,758.54

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                   $160,758.54

Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)            $160,758.54

Preliminary Spread Account Balance Remaining                                             $15,339,257.08

Cumulative Realized Losses since 28-February-99 (Cut-off Date)                           $13,161,428.80
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                           NO
12*(Realized Losses during Collection Period) + Repos at end of Collection Period        $12,480,920.19
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                  YES
60 day or > Delinquent Scheduled Amounts                                                  $3,624,954.68
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                       NO
Are any of the three conditions "YES"?                                              YES

Preliminary A-1 Note Principal Balance (End of Period)                                            $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                            $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                   $29,321,446.50
Preliminary A-4 Note Principal Balance (End of Period)                                  $221,950,000.00
Preliminary B Note Principal Balance (End of Period)                                     $11,115,509.48
Preliminary Total Principal Balance of Notes  (End of Period)                           $262,386,955.98

Specified Spread Account Balance                                                          15,500,015.62
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                     15,500,015.62

(b) the Note Balance                                                                     262,386,955.98

Preliminary Spread Account Balance Remaining                                             $15,339,257.08
Preliminary Excess Amount in Spread Account                                                       $0.00
Preliminary Shortfall Amount in Spread Account                                              $160,758.54

Deposit to Spread Account from Remaing Excess Distribution                                        $0.00

Spread Account Excess                                                                             $0.00

Ending Spread Account Balance (after distributions)                                      $15,339,257.08
Net Change in Spread Account Balance                                                       ($160,758.54)

8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

Total Excess Distribution Amount Remaining                                                        $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                $0.00
Interest Due (in Arrears) on Above Shortfall                                                      $0.00
Interest Accrued on Certificates this period                                                 $76,983.33
Certificateholders' Interest Paid from Excess Distribution                                        $0.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                $76,983.33

Total Excess Distribution Amount Remaining                                                        $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                               $0.00
Certificateholders' Principal Distributable Amount applicable to current period                   $0.00
Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                   $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                    $0.00

Total Excess Distribution Amount Remaining                                                        $0.00

Servicing Fee Shortfall (Previous Period)                                                  2,864,814.19
Servicing Fees Accrued during this Period                                                   $245,639.75
Servicing Fees Paid this Period Excess Distribution                                               $0.00
Adjustment to Servicing Fee                                                                       $0.00
Adjustment to Excess Distribution Amount Remaining                                                $0.00
Servicing Fee Shortfall                                                                   $3,110,453.95

Total Excess Distribution Amount Remaining                                                        $0.00

9.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                  $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                           $76,983.33
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                               $0.00

A-1 Note Principal Balance (End of Period)                                                        $0.00
A-2 Note Principal Balance (End of Period)                                                        $0.00
A-3 Note Principal Balance (End of Period)                                               $29,321,446.50
A-4 Note Principal Balance (End of Period)                                              $221,950,000.00
B Note Principal Balance (End of Period)                                                 $11,115,509.48
Certificate Principal Balance (End of Period)                                            $15,500,000.00
Total Principal Balance of Notes and Certificates (End of Period)                       $277,886,955.98

A-1 Note Pool Factor (End of Period)                                                          0.0000000
A-2 Note Pool Factor (End of Period)                                                          0.0000000
A-3 Note Pool Factor (End of Period)                                                          0.2140252
A-4 Note Pool Factor (End of Period)                                                          1.0000000
B Note Pool Factor (End of Period)                                                            0.3585648
Certificate Pool Factor (End of Period)                                                       1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                        0.3585638

Specified Spread Account Balance (after all distributions and adjustments)               $15,339,257.08

Yield Supplement Account Balance (after alldistributions and adjustment):                         $0.00

                                       Page 6 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                     15-May-01

(1)  Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (b)   A-2 Notes:                                                                                $0.00
              per $1,000 original principal amount:                                                   $0.00

      (c)   A-3 Notes:                                                                       $16,204,767.00
              per $1,000 original principal amount:                                                 $118.28

      (d)   A-4 Notes:                                                                                $0.00
              per $1,000 original principal amount:                                                   $0.00

      (e)   B Notes:                                                                            $675,198.63
              per $1,000 original principal amount:                                                  $21.78

      (f)   Total                                                                            $16,879,965.63

(2) Interest on the Notes

      (a)  A-1 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (b)   A-2 Notes:                                                                                $0.00
              per $1,000 original principal amount:                                                   $0.00

      (c)  A-3 Notes:                                                                           $212,455.66
             per $1,000 original principal amount:                                                    $1.55

      (d)  A-4 Notes:                                                                         $1,067,209.58
             per $1,000 original principal amount:                                                    $4.81

      (e)  B Notes:                                                                              $58,560.52
              per $1,000 original principal amount:                                                   $1.89

      (f)   Total                                                                             $1,338,225.76

(3) Pool Balance at the end of the related Collection Period                                $277,887,736.96

(4)  After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                             $0.00
           (ii)  A-1 Note Pool Factor:                                                            0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                             $0.00
           (ii)  A-2 Note Pool Factor:                                                            0.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                                    $29,321,446.50
           (ii)  A-3 Note Pool Factor:                                                            0.2140252

      (d) (i)  outstanding principal amount of A-4 Notes:                                   $221,950,000.00
           (ii)  A-4 Note Pool Factor:                                                            1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                      $11,115,509.48
           (ii)  B Note Pool Factor:                                                              0.3585648

      (f) (i)  Certificate Balance                                                           $15,500,000.00
           (ii)  Certificate Pool Factor:                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                         $0.00
           per $1,000 Beginning of Collection Period:                                            0.00000000

(6)  Amount of Administration Fee:                                                                  $166.67
           per $1,000 Beginning of Collection Period:                                            0.00056542

(7)  Aggregate Purchase Amounts for Collection Period:                                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                    $674,404.30

(9)  Amount in Spread Account:                                                               $15,339,257.08

(10)  Amount in Pre-Funding Account:                                                                  $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                 NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                               $0.00

(13)  Amount in Yield Supplement Account:                                                             $0.00
===========================================================================================================

                                       Page 7 of 11

===========================================================================================================
CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                     15-May-01

(1)  Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (b)  A-2 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (c)  A-3 Notes:                                                                        $16,204,767.00
             per $1,000 original principal amount:                                                  $118.28

      (d)  A-4 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (e)  B Notes:                                                                             $675,198.63
             per $1,000 original principal amount:                                                   $21.78

      (f)  Certificates:                                                                              $0.00
             per $1,000 original principal amount:                                                    $0.00

      (g)  Total:                                                                            $16,879,965.63

(2)   Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (b)  A-2 Notes:                                                                                 $0.00
             per $1,000 original principal amount:                                                    $0.00

      (c)  A-3 Notes:                                                                           $212,455.66
             per $1,000 original principal amount:                                                    $1.55

      (d)  A-4 Notes:                                                                         $1,067,209.58
             per $1,000 original principal amount:                                                    $4.81

      (e)  B Notes:                                                                              $58,560.52
             per $1,000 original principal amount:                                                    $1.89

      (f)  Certificates:                                                                              $0.00
             per $1,000 original principal amount:                                                    $0.00

      (g)  Total:                                                                             $1,338,225.76

(3)  Pool Balance at end of related Collection Period:                                      $277,887,736.96

(4)  After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                             $0.00
           (ii)  A-1 Note Pool Factor:                                                            0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                             $0.00
           (ii)  A-2 Note Pool Factor:                                                            0.0000000

      (c) (i)  outstanding principal amount of A-3 Notes:                                    $29,321,446.50
           (ii)  A-3 Note Pool Factor:                                                            0.2140252

      (d) (i)  outstanding principal amount of A-4 Notes:                                   $221,950,000.00
           (ii)  A-4 Note Pool Factor:                                                            1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                      $11,115,509.48
           (ii)  B Note Pool Factor:                                                              0.3585648

      (f) (i)  Certificate Balance                                                           $15,500,000.00
           (ii)  Certificate Pool Factor:                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                         $0.00
           per $1,000 Beginning of Collection Period:                                             0.0000000

(6)  Amount of Administration Fee:                                                                  $166.67
           per $1,000 Beginning of Collection Period:                                             0.0005654

(7)  Aggregate Purchase Amounts for Collection Period:                                                $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                    $674,404.30

(9)  Amount in Spread Account:                                                               $15,339,257.08

(10)  Amount in Pre-Funding Account:                                                                  $0.00

(11)  For the Final payment date with respect to the Funding Period, the                NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                               $0.00

(13)  Amount in Yield Supplement Account:                                                             $0.00
===========================================================================================================

                                       Page 8 of 11

===========================================================================================================
CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO
INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005
$15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                     15-May-01

(1)  Payment of Administration Fee to Administrator:                $166.67


(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:             $1,338,225.76


(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:    $16,879,965.63


(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:      $0.00


(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:      $0.00


(6)  Payment of Servicing Fee to Servicer:                            $0.00


(7) Release to Seller from Excess Collections over Distributions      $0.00


Check for Error                                         NO ERROR
Sum of Above Distributions                              $18,218,358.06
Total Distribution Amount plus Releases to Seller       $18,218,358.06
===========================================================================================================

                                       Page 9 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                   15-May-01
(1)  Total Distribution Amount:                                                            $18,057,599.52

(2)  Administration Fee:                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                      $212,455.66

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                    $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                        $58,560.52

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                              $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                   $1,338,225.76
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                              0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                               $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                              $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                              0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                               $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                              $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                             $16,204,767.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                             96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                               $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                     $16,204,767.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                              0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                               $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                              $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                  $675,198.63

(31)  % of Principal Distribution Amount applicable to B Noteholders                                4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                 $0.00

(33)  B Noteholders' Principal Distributable Amount:                                          $675,198.63

(34)  Noteholders' Principal Distribution Amount:                                          $16,879,965.63

(35)  Noteholders' Distributable Amount:                                                   $18,218,191.39

(36)  Deposit to Spread Account (from excess collections):                                          $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :         $15,500,015.62
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                  $15,500,015.62

    (b) the Note Balance                                                                  $262,386,955.98

(38)  Spread Account Balance over the Specified Spread Account Balance:                             $0.00

(39)  Certificateholders' Interest Distributable Amount:                                            $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                        $76,983.33

(41)  % of Principal Distribution Amount applicable to Certificat holders                           0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                            $0.00

(44)  Certificateholders' Principal Distributable Amount:                                           $0.00

(45)  Certificateholders' Distributable Amount:                                                     $0.00

(46)  Servicing Fee:                                                                                $0.00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Excess Distributions                                                   $0.00
    (b) Release of Excess Amount in Negative Carry Account                                          $0.00
    (c) Release of Excess Amount in Yield Supplement Account                                        $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                        $160,758.54

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                        $294,767,702.59


                                       Page 10 of 11

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                              $0.00
           A-1 Note Pool Factor:                                                                0.0000000

           Outstanding Principal Balance of A-2 Notes:                                              $0.00
           A-2 Note Pool Factor:                                                                0.0000000

           Outstanding Principal Balance of A-3 Notes:                                     $29,321,446.50
           A-3 Note Pool Factor:                                                                0.2140252

           Outstanding Principal Balance of A-4 Notes:                                    $221,950,000.00
           A-4 Note Pool Factor:                                                                1.0000000

           Outstanding Principal Balance of B Notes:                                       $11,115,509.48
           B Note Pool Factor:                                                                  0.3585648

           Outstanding Principal Balance of the Certificates:                              $15,500,000.00
           Certificate Pool Factor:                                                             1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                     $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                  $674,404.30

(53)  Spread Account Balance after giving effect to all distributions:                     $15,339,257.08
==========================================================================================================

                                    23-May-01

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan
Trust 1999-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case
Equipment Loan Trust 1999-A is provided to Moody's for the following collection period.

          Pool Balance on                                         06-Apr-01
                                                            $294,767,702.59
          Pool Balance on                                         05-May-01
                                                            $277,887,736.96

          Realized Losses during collection period:             $674,404.30


          Aggregate Scheduled Payments delinquent by
          more than 60 days at the end of
          collection period:                                  $3,624,954.68


          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection
          period:                                             $4,388,068.59


Total Collections During the Collection Period:              $18,057,599.52

Sincerely,


Ralph Than
Case Credit Corporation
====================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

                                                                  17-May-01
                                                                   05:22 PM

Prepared by  Suzhen Ruan (262) 636 - 7381                   File: us99b.xls

                                           --------------------------------------------------------------------------------
                                                   31-Jul-99          05-Apr-01          04-May-01          04-May-01
NPV Data Input Section                     --------------------------------------------------------------------------------
Scheduled cash flows as of the                       Pool 1A    Pool 1A (Retail)      Pool 1B (FPL)   Pool 1C (Forestry)
                                             (Retail) Cutoff
                                                  481,775.39       5,055,337.02       1,255,390.31       2,080,971.74
                                                5,059,574.60       5,565,682.59         320,180.75         594,915.99
                                                3,773,678.37       8,061,466.19         322,869.25         600,270.42
                                                3,851,991.40       6,151,653.58         321,593.29         529,347.61
                                                4,702,792.68       2,999,435.75         324,089.41         580,620.43
                                                5,067,768.29       3,003,232.56         319,364.75         625,619.04
                                                4,071,715.23       2,839,971.64         318,578.63         610,420.84
                                                4,038,884.53       3,087,615.45         315,445.66         647,305.26
                                                3,996,341.52       3,918,103.87         311,902.77         639,025.28
                                                4,912,452.87       3,346,988.86         312,872.97         528,849.45
                                                8,479,682.24       2,758,552.00         309,433.87         666,517.05
                                               10,770,271.64       2,893,625.43         265,757.26         856,794.85
                                                6,415,977.99       3,355,769.19         294,320.85         722,112.19
                                                4,279,065.28       5,406,508.60         244,496.75         537,956.94
                                                3,692,654.06       7,658,535.91         223,338.11         566,334.49
                                                3,914,171.50       5,598,178.08         223,704.12         469,698.69
                                                4,814,300.45       2,314,336.82         227,495.91         500,315.93
                                                5,177,437.20       2,314,418.32         207,467.79         517,204.21
                                                4,020,165.77       2,134,242.80         212,687.80         548,977.57
                                                3,976,214.78       2,320,055.01         208,670.86         592,706.89
                                                3,904,237.93       2,995,115.74         209,239.05         524,737.14
                                                4,793,046.78       2,615,238.41         203,904.50         402,722.74
                                                8,277,912.97       2,061,853.41         196,405.83         512,881.09
                                               10,528,135.84       2,075,911.16         165,565.72         620,568.99
                                                6,144,249.72       2,200,241.99         122,888.41         562,680.40
                                                4,046,669.64       3,375,282.78          79,873.50         360,380.35
                                                3,520,434.77       5,286,209.23          83,667.57         415,380.11
                                                3,723,066.71       3,571,784.24          56,734.14         274,624.11
                                                4,593,112.31       1,179,921.40          63,111.31         285,796.97
                                                5,011,131.36       1,184,004.17          39,136.83         290,844.06
                                                3,850,651.66       1,049,218.13          37,287.66         325,989.36
                                                3,836,975.60       1,156,036.89          37,287.66         359,299.35
                                                3,697,034.07       1,653,428.00          51,240.83         263,522.97
                                                4,550,885.12       1,429,220.51          37,287.66         326,298.94
                                                7,757,673.60       1,077,189.18          28,193.62         252,125.04
                                                9,801,528.47         959,572.00          22,900.11         352,472.54
                                                5,329,897.26       1,053,516.16          18,479.70         324,398.22
                                                3,143,387.64       1,753,098.18           6,712.26         123,232.82
                                                2,685,421.69       3,397,668.92           3,968.10         139,721.40
                                                2,813,930.77       1,946,374.88               0.00          11,055.18
                                                3,562,297.12         379,484.49           9,678.40          40,256.79
                                                3,819,572.90         245,491.17           4,255.10           1,449.40
                                                2,906,585.74         138,523.39           5,530.92          10,455.02
                                                2,960,575.33         150,384.19               0.00           1,449.40
                                                2,611,041.41         147,870.81               0.00               0.00
                                                2,867,873.08          57,805.55               0.00               0.00
                                                5,392,899.05           7,799.88               0.00               0.00
                                                6,660,526.49          37,331.69               0.00          15,694.17
                                                3,457,675.04          93,444.36               0.00               0.00
                                                1,638,195.92          84,173.70               0.00               0.00
                                                1,311,517.20          36,113.44               0.00               0.00
                                                1,333,023.47               0.00               0.00               0.00
                                                2,001,078.85               0.00               0.00               0.00
                                                2,120,018.12               0.00               0.00               0.00
                                                1,446,112.14               0.00               0.00               0.00
                                                1,516,553.93               0.00               0.00               0.00
                                                1,187,229.73          16,368.52               0.00               0.00
                                                1,359,950.96               0.00               0.00               0.00
                                                3,294,291.18               0.00               0.00               0.00
                                                4,258,852.11               0.00               0.00               0.00
                                                1,631,860.97               0.00               0.00               0.00
                                                  337,455.66               0.00               0.00               0.00
                                                  105,439.75               0.00               0.00               0.00
                                                  132,943.66               0.00               0.00               0.00
                                                  256,320.92               0.00               0.00               0.00
                                                   58,917.25               0.00               0.00               0.00
                                                   13,059.81               0.00               0.00               0.00
                                                   40,978.93               0.00               0.00               0.00
                                                   83,229.11               0.00               0.00               0.00
                                                   52,328.99               0.00               0.00               0.00
                                                   31,339.71               0.00               0.00               0.00
                                                   55,550.47               0.00               0.00               0.00
                                                        0.00               0.00               0.00               0.00
                                                        0.00               0.00               0.00               0.00
                                                        0.00               0.00               0.00               0.00
                                            -------------------------------------------------------------------------------


Total Time Balance of Scheduled Cash Flows    256,011,594.71     124,199,386.24       8,023,009.99      20,214,001.43


                                           ------------------------------------------------------------------------------------
                                                  04-May-01              04-May-01               04-May-01          04-May-01
NPV Data Input Section                     ------------------------------------------------------------------------------------
Scheduled cash flows as of the                Pool 1D (Trucks)             Pool 2A                 Pool 2B             Pool 3
                                               3,197,066.48           2,013,072.02            1,734,819.66          76,144.89
                                                 793,310.39           1,327,741.06            1,019,056.66          17,970.13
                                                 768,815.46           2,722,078.15            1,148,126.67               0.00
                                                 774,150.05           4,142,380.32            2,732,517.65               0.00
                                                 769,943.89           2,023,613.26            6,520,049.69          44,669.05
                                                 751,188.59           1,107,525.20            1,384,377.34          18,205.11
                                                 746,342.20           1,507,092.25            1,662,825.43           5,184.06
                                                 763,926.44           1,686,152.79            1,894,821.14           2,650.81
                                                 720,519.01           1,394,791.86            1,438,368.08               0.00
                                                 728,372.95           1,237,619.65            1,158,232.88               0.00
                                                 683,200.91           1,070,207.88            1,172,440.30               0.00
                                                 691,886.59           1,118,057.50            1,007,862.54               0.00
                                                 723,896.93           1,051,914.06              962,882.22               0.00
                                                 748,183.98           1,290,274.90              984,790.06               0.00
                                                 649,602.36           2,671,425.02            1,056,078.26               0.00
                                                 624,742.18           3,980,862.35            2,621,270.84               0.00
                                                 614,376.05           1,872,734.00            6,324,784.54               0.00
                                                 600,016.63             947,223.61            1,235,671.73               0.00
                                                 586,565.57           1,246,860.48            1,531,850.06               0.00
                                                 584,591.72           1,499,983.79            1,745,000.76               0.00
                                                 529,974.40           1,196,758.44            1,249,905.72               0.00
                                                 549,521.58           1,051,983.53              994,894.11               0.00
                                                 510,964.43             898,929.36              962,150.97               0.00
                                                 479,031.73             957,255.58              847,563.75               0.00
                                                 464,963.66             872,180.33              792,539.92               0.00
                                                 432,261.51           1,114,594.01              814,427.08               0.00
                                                 393,363.89           2,132,723.84              885,155.15               0.00
                                                 376,666.18           3,002,360.86            2,189,308.60               0.00
                                                 362,851.06           1,357,043.15            4,918,205.03               0.00
                                                 343,679.35             467,760.01              730,954.28               0.00
                                                 328,732.01             779,023.75            1,124,868.92               0.00
                                                 337,311.21             968,483.58            1,273,905.21               0.00
                                                 265,126.39             731,225.09              801,531.71               0.00
                                                 284,168.85             572,051.65              499,339.41               0.00
                                                 276,154.17             521,934.86              510,716.32               0.00
                                                 283,148.69             497,014.33              401,027.59               0.00
                                                 241,912.59             416,854.72              376,063.89               0.00
                                                 169,528.52             649,802.72              368,083.39               0.00
                                                 165,186.03           1,432,877.36              446,072.92               0.00
                                                  71,044.63           1,950,315.87            1,520,450.81               0.00
                                                  67,274.97             826,603.63            4,003,250.19               0.00
                                                  60,309.84              94,877.70              399,265.84               0.00
                                                  10,581.77             362,428.45              574,606.85               0.00
                                                  17,161.77             348,780.62              434,463.73               0.00
                                                   8,343.73             242,428.56              191,356.30               0.00
                                                   8,343.73              41,035.61               44,378.59               0.00
                                                   8,343.73              14,740.11               39,720.75               0.00
                                                  17,295.89              38,352.83                8,749.51               0.00
                                                 199,569.04              32,538.15               31,644.54               0.00
                                                       0.00             235,615.77               15,644.27               0.00
                                                       0.00             305,787.53               40,356.90               0.00
                                                       0.00                   0.00              211,408.59               0.00
                                                       0.00              21,523.50               13,417.52               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                                       0.00                   0.00                    0.00               0.00
                                            -----------------------------------------------------------------------------------


Total Time Balance of Scheduled Cash Flows    23,783,513.73          60,047,495.65           67,051,254.87         164,824.05


                                           ---------------
                                                 04-May-01
NPV Data Input Section                     ---------------
Scheduled cash flows as of the                      Pool 4


                                              5,214,245.22
                                              1,887,967.64
                                              2,054,153.78
                                              2,073,513.45
                                              5,415,039.86
                                              6,080,012.65
                                              3,041,582.16
                                              2,526,687.52
                                              2,059,842.54
                                              1,905,027.80
                                              2,113,083.72
                                              1,914,565.35
                                              1,737,261.79
                                              1,732,735.02
                                              1,836,956.92
                                              1,738,191.90
                                              5,098,284.28
                                              5,604,694.39
                                              2,611,010.60
                                              2,537,314.90
                                              1,747,816.39
                                              1,558,028.15
                                              1,774,490.25
                                              1,526,553.00
                                              1,359,092.90
                                              1,294,681.70
                                              1,397,570.38
                                              1,299,446.18
                                              4,051,339.28
                                              4,155,094.77
                                              1,692,477.69
                                              1,309,408.80
                                                919,804.43
                                                748,553.31
                                                906,786.93
                                                640,761.78
                                                652,433.74
                                                508,188.56
                                                567,197.05
                                                629,612.85
                                              2,896,367.51
                                              2,920,615.16
                                                803,806.96
                                                594,277.87
                                                250,498.04
                                                 50,503.68
                                                 96,505.60
                                                 25,009.19
                                                  8,477.97
                                                 10,006.41
                                                 23,907.81
                                                 52,886.78
                                                483,208.47
                                                      0.00
                                                      0.00
                                                 20,285.76
                                                  9,391.70
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                                      0.00
                                           ----------------

Total Time Balance of Scheduled Cash Flows   96,167,258.54


                                  Page 1 of 12

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Prepared by  Suzhen Ruan (262) 636 - 7381                          05/17/01
                                                                   05:22 PM

Scheduled Payment Date                                                               15-Apr-01
Actual Payment Date                                                                  16-Apr-01
Collection Period Begin Date                                                         06-Mar-01
Collection Period End Date                                        31-Jul-99          05-Apr-01
Days in accrual period (30/360)                                                             30
Days in accrual period (ACT/360)                                                            32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                     $16,152,333.19

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                              $0.00
    Government obligors                                                                  $0.00
          Total Warranty Repurchases                                                     $0.00

Total Collections For The Period                                                $16,152,333.19

Total Collection                                                                $16,152,333.19
Negative Carry Withdrawls                                                                $0.00
Yield Supplement Withdrawals                                                             $0.00

Reinvestment Income (including Pre-Funding Account,
Spread Account (and YSA if any)                                                     $97,630.81
Pre-Funding Account Reinvestment Income                                                  $0.00

      Total Distribution Amount                                                 $16,249,964.00

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                      $9,390,287.66
    Scheduled Amounts 60 days or more past due                                   $3,877,905.90
    Net Losses on Liquidated Receivables                                         $1,963,400.79
    Number of Loans at Beginning of Period                                              17,063
    Number of Loans at End of Period                                                    16,744
    Repossessed Equipment not Sold or Reassigned (Beginning)                     $4,257,539.95
    Repossessed Equipment not Sold or Reassigned (End)                           $5,361,174.33

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B


                                  Page 2 of 12

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Actual Payment Date                                                                  16-Apr-01
Collection Period Begin Date                                                         06-Mar-01
Collection Period End Date                                                           05-Apr-01

PART II -- SUMMARY

Total Principal Balance of Notes and
Certificates (Beginning of Period)                                             $381,224,925.40
      A-1 Note Beginning Principal Balance                                               $0.00
      A-2 Note Beginning Principal Balance                                      $64,198,803.76
      A-3 Note Beginning Principal Balance                                     $100,000,000.00
      A-4 Note Beginning Principal Balance                                     $182,371,000.00
      B Note Beginning Principal Balance                                        $17,155,121.64
      Certificate Beginning Principal                                           $17,500,000.00
      Balance

Total Principal Balance of Notes and
Certificates (End of Period)                                                   $365,675,333.60
      A-1 Note Principal Balance (End of Period)                                         $0.00
                 A-1 Note Pool Factor (End of Period)                                0.0000000
      A-2 Note Principal Balance (End of Period)                                $49,348,943.59
                 A-2 Note Pool Factor (End of Period)                                0.1644965
      A-3 Note Principal Balance (End of Period)                               $100,000,000.00
                 A-3 Note Pool Factor (End of Period)                                1.0000000
      A-4 Note Principal Balance (End of Period)                               $182,371,000.00
                 A-4 Note Pool Factor (End of Period)                                1.0000000
      B Note Principal Balance (End of Period)                                  $16,455,390.01
                 B Note Pool Factor (End of Period)                                  0.5223933
      Certificate Principal Balance (End of Period)                             $17,500,000.00
                 Certificate Pool Factor (End of Period)                             1.0000000

CONTRACT VALUE DECLINE                                                          $15,549,591.80
      Pool Balance (Beg. of Collection Period)                                 $381,224,925.40
      Pool Balance (End of Collection Period)                                  $365,675,333.60

Total Distribution Amount (TDA)                                                 $16,249,964.00
      Total Collections and Investment Income for the Period                    $16,249,964.00
      Negative Carry Amount                                                              $0.00

Principal Distribution Amount  (PDA)                                            $15,549,591.80

Principal Allocation to Notes and Certificates                                  $15,549,591.80
      A-1 Noteholders' Principal Distributable Amount                                    $0.00
      A-2 Noteholders' Principal Distributable Amount                           $14,849,860.17
      A-3 Noteholders' Principal Distributable Amount                                    $0.00
      A-4 Noteholders' Principal Distributable Amount                                    $0.00
      B Noteholders' Principal Distributable Amount                                $699,731.63
      Certificateholders' Principal Distributable Amount                                 $0.00

Interest Distributable Amount                                                    $2,457,956.64
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                 $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes           $338,648.69
      Noteholders' Interest Distributable Amount applicable to A-3 Notes           $555,000.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes         $1,048,633.25
      Noteholders' Interest Distributable Amount applicable to B Notes             $100,786.34
      Certificateholders' Interest Distributable Amount                            $414,888.36

Spread Account

      Beginning Spread Account Balance                                          $11,372,366.40
      Deposit to Spread Account from Pre-Funding Account                                 $0.00
      Deposit to Spread Account from Excess Collections over Distributions               $0.00
      Distribution from Spread Account for Interest / Principal Shortfall        $1,342,862.75

      Specified Spread Account Balance                                          $14,000,005.12
      Ending Spread Account Balance (after distributions)                       $10,029,503.65

Credit Enhancement                                                                       2.74%
      Spread account % of Ending Pool Balance                                            2.74%
      Overcollateralization % of Ending Pool Balance                                     0.00%

      Scheduled Amounts 30 - 59 days past due                                    $9,390,287.66
                      as % of Ending Pool Balance                                        2.57%
      Scheduled Amounts 60 days or more past due                                 $3,877,905.90
                      as % of Ending Pool Ba1ance                                         .06%
      Net Losses on Liquidated Receivables                                       $1,963,400.79
                      as % of Ending Pool Balance                                        0.54%


                                  Page 3 of 12



PART III -- SERVICING CALCULATIONS                                           16-Apr-01

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE       Pool 1A        Pool 1A (Retail)      Pool 1B (FPL) Pool 1C (Forestry)
                                                      (Retail) Cutoff

Wtd. Avg. APR                                                  8.911%             8.911%             8.911%             8.911%
Contract Value (Beg. of Collection
Period), by origination pool                                             $115,383,776.96      $7,851,304.60     $19,138,203.59
Contract Value  (End of Collection
Period), by origination pool                          $211,934,021.03    $111,039,561.41      $7,431,734.84     $18,175,350.04
                                                      ----------------   ----------------     --------------    ---------------
Contract Value Decline                                                     $4,344,215.55        $419,569.76        $962,853.55
                                                                                   3.77%              5.34%              5.03%
Initial Pool Balance                                                     $700,000,255.78
Pool Balance (End of Collection Period)                                  $365,675,333.60

Collections and Investment Income for the period                          $16,249,964.00
Negative Carry Amount                                                              $0.00

Total Distribution Amount (TDA)                                           $16,249,964.00
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)                                      $15,549,591.80

Initial B Percentage                                                              4.500%
Unscheduled Principal (per pool)                                                   $0.00              $0.00              $0.00
Total Unscheduled Principal                                                        $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                               $0.00
A-1 Noteholders' Principal Carryover
Shortfall (Previous Period)                                                        $0.00
A-1 Noteholders' Share of the
Principal Distribution Amount                                                      0.00%
A-1 Noteholders' Principal Distributable Amount                                    $0.00

Principal Distribution Amount Remaining                                   $15,549,591.80

A-2 Note Beginning Principal Balance                                      $64,198,803.76
A-2 Noteholders' Principal Carryover
Shortfall (Previous Period)                                                        $0.00
A-2 Noteholders' Share of the
Principal Distribution Amount                                                     95.50%
A-2 Noteholders' Principal
Distributable Amount                                                      $14,849,860.17

Principal Distribution Amount Remaining                                      $699,731.63

A-3 Note Beginning Principal Balance                                     $100,000,000.00
A-3 Noteholders' Principal Carryover
Shortfall (Previous Period)                                                        $0.00
A-3 Noteholders' Share of the
Principal Distribution Amount                                                      0.00%
A-3 Noteholders' Principal Distributable Amount                                    $0.00

Principal Distribution Amount Remaining                                      $699,731.63

A-4 Note Beginning Principal Balance                                     $182,371,000.00
A-4 Noteholders' Principal Carryover
Shortfall (Previous Period)                                                        $0.00
A-4 Noteholders' Share of the
Principal Distribution Amount                                                      0.00%
A-4 Noteholders' Principal Distributable Amount                                    $0.00

Principal Distribution Amount Remaining                                      $699,731.63

B Note Beginning Principal Balance                                        $17,155,121.64
B Noteholders' Principal Carryover
Shortfall (Previous Period)                                                        $0.00
B Noteholders' Share of the Principal
Distribution Amounts                                                               4.50%
B Noteholders' Principal Distributable Amount                                $699,731.63

Principal Distribution Amount Remaining                                            $0.00

Certificate Beginning Principal Balance                                   $17,500,000.00
Certificateholders' Principal Carryover
Shortfall (Previous Period)                                                        $0.00
Certificateholders' Share of the
Principal Distribution Amounts                                                     0.00%
Certificateholders' Principal Distributable Amount                                 $0.00

Interest Accrued on Class A-1 Notes this period               5.6740%              $0.00
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-1 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount
applicable to A-1 Notes                                                            $0.00

Interest Accrued on Class A-2 Notes this period               6.3300%        $338,648.69
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-2 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount
applicable to A-2 Notes                                                      $338,648.69

Interest Accrued on Class A-3 Notes this period               6.6600%        $555,000.00
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-3 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount
applicable to A-3 Notes                                                      $555,000.00

Interest Accrued on Class A-4 Notes this period               6.9000%      $1,048,633.25
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-4 Notes                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable Amount
applicable to A-4 Notes                                                    $1,048,633.25

Interest Accrued on Class A-1, A-2, A-3
and A-4 Notes this period                                                  $1,942,281.94
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Offered Noteholders' Interest Distributable Amount                         $1,942,281.94

Interest Accrued on Class B Notes this period                 7.0500%        $100,786.34
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to B Notes                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                       $0.00
Noteholders' Interest Distributable
Amount applicable to B Notes                                                 $100,786.34

Interest Accrued on Certificates this period                  7.0500%        $102,812.50
Certificateholders' Interest Carryover
Shortfall (Previous Period)                                                  $310,253.12
Interest Due (in Arrears) on Above Shortfall                                   $1,822.74
Certificateholders' Interest Distributable Amount                            $414,888.36


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE  Pool 1D (Trucks)         Pool 2A          Pool 2B        Pool 3           Pool 4


Wtd. Avg. APR                                                8.911%           8.300%           8.300%        8.156%           8.506%
Contract Value (Beg. of Collection
Period), by origination pool                        $23,119,471.99   $55,137,753.98   $61,188,465.48   $260,611.67   $87,939,960.88
Contract Value  (End of Collection                  $21,519,195.13   $53,364,727.28   $59,250,032.27   $162,573.22   $85,281,111.05
Period), by origination pool                       ---------------  ---------------  ---------------  ------------  --------------
Contract Value Decline
                                                     $1,600,276.86    $1,773,026.70    $1,938,433.21    $98,038.45    $2,658,849.83
                                                              6.92%            3.22%            3.17%        37.62%            3.02%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                             $0.00            $0.00            $0.00         $0.00            $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-1 Noteholders' Share of the
Principal Distribution Amount
A-1 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-2 Noteholders' Share of the
Principal Distribution Amount
A-2 Noteholders' Principal
Distributable Amount

Principal Distribution Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-3 Noteholders' Share of the
Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-4 Noteholders' Share of the
Principal Distribution Amount
A-4 Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover
Shortfall (Previous Period)
B Noteholders' Share of the Principal
Distribution Amounts
B Noteholders' Principal Distributable Amount

Principal Distribution Amount Remaining

Certificate Beginning Principal Balance
Certificateholders' Principal Carryover
Shortfall (Previous Period)
Certificateholders' Share of the
Principal Distribution Amounts
Certificateholders' Principal Distributable Amount

Interest Accrued on Class A-1 Notes this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3
and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable
Amount applicable to B Notes

Interest Accrued on Certificates this period
Certificateholders' Interest Carryover
Shortfall (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount



                                  Page 4 of 12

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

A. TOTAL DISTRIBUTION AMOUNT (TDA)                                                                          $16,249,964.00

Administration Fee Shortfall (Previous Period)                                                                       $0.00
Administration Fee Accrued during this Period                 $500.00                                              $166.67
Administration Fee Paid this Period from TDA                                                                       $166.67
Administration Fee Shortfall                                                                                         $0.00

Total Distribution Amount Remaining                                                                         $16,249,797.33

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-1 Notes this period                                                                      $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                       $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-2 Notes this period                                                                $338,648.69
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                        $338,648.69
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                       $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-3 Notes this period                                                                $555,000.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                        $555,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                       $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-4 Notes this period                                                              $1,048,633.25
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                      $1,048,633.25
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                       $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                         $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                            $1,942,281.94
Offered Noteholders' Interest Paid this Period from TDA                                                      $1,942,281.94
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                             $0.00


Total Distribution Amount Remaining                                                                         $14,307,515.39

Noteholders' Interest Carryover Shortfall (Previous $0.00 Period) applicable to B Notes Interest                     $0.00
Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class B Notes this period                                                                  $100,786.34
Noteholders' Interest applicable to B Notes Paid  this Period from TDA                                         $100,786.34
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to                                 $0.00

Total Distribution Amount Remaining                                                                         $14,206,729.05

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                              $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00

Preliminary A-1 Noteholders' Principal Carryover
Shortfall (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                         $14,206,729.05

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                     $14,849,860.17
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                               $14,206,729.05

Preliminary A-2 Noteholders' Principal Carryover
Shortfall (Current Period)                                                                                     $643,131.12

Total Distribution Amount Remaining                                                                                  $0.00

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                              $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00

Preliminary A-3 Noteholders' Principal Carryover
Shortfall (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                                  $0.00

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                              $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00

Preliminary A-4 Noteholders' Principal Carryover
Shortfall (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                                  $0.00

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
B Noteholders' Monthly Principal Distributable Amount                                                          $699,731.63
B Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00

Preliminary B Noteholders' Principal Carryover
Shortfall (Current Period)                                                                                     $699,731.63

Total Excess Distribution Amount Remaining                                                                           $0.00

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                $0.00

New Collateral Purchased                                                                                             $0.00
Deposit to Spread Account                                       2.50%                                                $0.00
Deposit to Yield Supplement Account (will be necessary only
if required by rating agencies)                                                                                      $0.00
                                                                                                                     -----
Payment to Seller                                                                                                    $0.00

Ending Pre-Funding Account Balance                                                                                   $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                         $0.00

Adjusted Ending Pre-Funding Account Balance                                                                          $0.00


                                  Page 5 of 12

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                             $0.00
Negative Carry                                                                                                  4.2404837%
Number of Days Remaining                                                                                              0.00

Pre-Funded Percentage                                                                                               0.000%
Negative Carry Withdrawls                                                                                            $0.00
Cumulative Negative Carry Withdrawls                                                                                 $0.00
Maximum Negative Carry Amount                                                                                        $0.00
Required Negative Carry Account Balance                                                                              $0.00
Interim Ending Negative Carry Account Balance                                                                        $0.00
Negative Carry Amount Released to Seller                                                                             $0.00

Ending Negative Carry Account Balance                                                                                $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

Beginning Yield Supplement Account Balance                                                                           $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                                         $0.00
Receivables Percentage                                                                                                0.00%
Withdrawal of Yield Supplement Amount                                                                                $0.00
Maximum Yield Supplement Amount                                                                                      $0.00
Required Yield Supplement Amount                                                                                     $0.00
Interim Yield Supplement Account Balance                                                                             $0.00
Yield Supplement Amount Released to Seller                                                                           $0.00

Ending Yield Supplement Account Balance                                                                              $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                            $11,372,366.40
Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
Deposit to Spread Account from Excess Collections over
Distributions                                                                                                        $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                              $1,342,862.75
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                                    $1,342,862.75

Adj to Preliminary Noteholders' Interest Carryover Shortfall
(Current Period) applicable to B Notes                                                                               $0.00
Remaining Distribution from Spread Account to Noteholders'
Distr. Account                                                                                               $1,342,862.75

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                              643,131.12
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                                      $699,731.63

Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                               $699,731.63

Preliminary Spread Account Balance Remaining                                                                $10,029,503.65


Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                              $11,633,817.49
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                               NO
12*(Realized Losses during Collection Period) + Repos at end of Collection Period                           $28,921,983.81
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                                     YES
60 day or > Delinquent Scheduled Amounts                                                                     $3,877,905.90
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                           NO
Are any of the three conditions "YES"?                                                                                 YES

Preliminary A-1 Note Principal Balance (End of Period)                                                               $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                      $49,348,943.59
Preliminary A-3 Note Principal Balance (End of Period)                                                     $100,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                     $182,371,000.00
Preliminary B Note Principal Balance (End of Period)                                                        $16,455,390.01
Preliminary Total Principal Balance of Notes  (End of Period)                                              $348,175,333.60

Specified Spread Account Balance                                                                             14,000,005.12


Lesser of:
(a) 2.50% of the Initial Pool Balance during Pre-Fund, 2.0% Thereafter     2.50%                             14,000,005.12

(b) the Note Balance                                                                                        348,175,333.60

Preliminary Spread Account Balance Remaining                                                                $10,029,503.65
Preliminary Excess Amount in Spread Account                                                                          $0.00
Preliminary Shortfall Amount in Spread Account                                                               $3,970,501.47

Deposit to Spread Account from Remaing Excess Distribution                                                           $0.00

Spread Account Excess                                                                                                $0.00
   release of required 50bp from Spread Account                                                                      $0.00

Ending Spread Account Balance (after distributions)                                                         $10,029,503.65
Net Change in Spread Account Balance                                                                        ($1,342,862.75)


                                  Page 6 of 12

8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

Total Excess Distribution Amount Remaining                                                                           $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                             $310,253.12
Interest Due (in Arrears) on Above Shortfall                                                                     $1,822.74
Interest Accrued on Certificates this period                                                                   $102,812.50
Certificateholders' Interest Paid from Excess Distribution                                                           $0.00
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                  $414,888.36

Total Excess Distribution Amount Remaining                                                                           $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
Certificateholders' Principal Distributable Amount
applicable to current period                                                                                         $0.00
Certificateholders' Principal Distributable Amount
Paid from Excess Distrbution                                                                                         $0.00
Preliminary Certificateholders' Principal Carryover
Shortfall (Current Period)                                                                                           $0.00

Total Excess Distribution Amount Remaining                                                                           $0.00

Servicing Fee Shortfall (Previous Period)                                                                     2,308,299.42
Servicing Fees Accrued during this Period                       1.00%                                          $317,687.44
Servicing Fees Paid this Period Excess Distribution                                                                  $0.00
Adjustment to Servicing Fee                                                                                          $0.00
Adjustment to Excess Distribution Amount Remaining                                                                   $0.00
Servicing Fee Shortfall                                                                                      $2,625,986.86

Total Excess Distribution Amount Remaining                                                                           $0.00

9.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-1 Notes                                                                                      $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-2 Notes                                                                                      $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-3 Notes                                                                                      $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to A-4 Notes                                                                                      $0.00
Noteholders' Interest Carryover Shortfall (Current
Period) applicable to B Notes                                                                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                             $414,888.36
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                  $0.00

A-1 Note Principal Balance (End of Period)                                                                           $0.00
A-2 Note Principal Balance (End of Period)                                                                  $49,348,943.59
A-3 Note Principal Balance (End of Period)                                                                 $100,000,000.00
A-4 Note Principal Balance (End of Period)                                                                 $182,371,000.00
B Note Principal Balance (End of Period)                                                                    $16,455,390.01
Certificate Principal Balance (End of Period)                                                               $17,500,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                          $365,675,333.60

A-1 Note Pool Factor (End of Period)                              $68,629,000.00                                 0.0000000
A-2 Note Pool Factor (End of Period)                             $300,000,000.00                                 0.1644965
A-3 Note Pool Factor (End of Period)                             $100,000,000.00                                 1.0000000
A-4 Note Pool Factor (End of Period)                             $182,371,000.00                                 1.0000000
B Note Pool Factor (End of Period)                                $31,500,000.00                                 0.5223933
Certificate Pool Factor (End of Period)                           $17,500,000.00                                 1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                           0.5223933

Specified Spread Account Balance (after all distributions and adjustments)                                  $10,029,503.65

Yield Supplement Account Balance (after alldistributions and adjustment):                                            $0.00

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B


                                  Page 7 of 12

STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                    16-Apr-01

(1)  Amount of principal being paid on the Notes:
      (a)  A-1 Notes:                                                                                                $0.00
             per $1,000 original principal amount:                                                                   $0.00
      (b)   A-2 Notes:                                                                                      $14,849,860.17
              per $1,000 original principal amount:                                                                 $49.50
      (c)   A-3 Notes:                                                                                               $0.00
              per $1,000 original principal amount:                                                                  $0.00
      (d)   A-4 Notes:                                                                                               $0.00
              per $1,000 original principal amount:                                                                  $0.00
      (e)   B Notes:                                                                                           $699,731.63
              per $1,000 original principal amount:                                                                 $22.21
      (f)   Total                                                                                           $15,549,591.80

(2) Interest on the Notes
      (a)  A-1 Notes:                                                                                                $0.00
             per $1,000 original principal amount:                                                                   $0.00
      (b)   A-2 Notes:                                                                                         $338,648.69
              per $1,000 original principal amount:                                                                  $1.13
      (c)  A-3 Notes:                                                                                          $555,000.00
             per $1,000 original principal amount:                                                                   $5.55
      (d)  A-4 Notes:                                                                                        $1,048,633.25
             per $1,000 original principal amount:                                                                   $5.75
      (e)  B Notes:                                                                                            $100,786.34
              per $1,000 original principal amount:                                                                  $3.20
      (f)   Total                                                                                            $2,043,068.28

(3) Pool Balance at the end of the related Collection Period                                               $365,675,333.60

(4)  After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                            $0.00
          (ii)  A-1 Note Pool Factor:                                                                            0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                   $49,348,943.59
          (ii)  A-2 Note Pool Factor:                                                                            0.1644965

      (c) (i)  outstanding principal amount of A-3 Notes:                                                  $100,000,000.00
          (ii)  A-3 Note Pool Factor:                                                                            1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                                  $182,371,000.00
          (ii)  A-4 Note Pool Factor:                                                                            1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                                     $16,455,390.01
          (ii)  B Note Pool Factor:                                                                              0.5223933

      (f) (i)  Certificate Balance                                                                          $17,500,000.00
          (ii)  Certificate Pool Factor:                                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                                        $0.00
           per $1,000 Beginning of per of B Notes:$1,000 of B Notes:                                            0.00000000

(6)  Amount of Administration Fee:                                                                                 $166.67
           per $1,000 Beginning of per $1,000 Collection Period:                                                0.00043720

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                          $1,963,400.79

(9)  Amount in Spread Account:                                                                              $10,029,503.65

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the
Remaining Pre-Funded Amount                                                                                             NA

(12)  Amount in Negative Carry Account:                                                                              $0.00

(13)  Amount in Yield Supplement Account:                                                                            $0.00

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS


                                  Page 8 of 12

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                    16-Apr-01

(1)  Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                                $0.00
             per $1,000 original principal amount:                                                                   $0.00

      (b)  A-2 Notes:                                                                                       $14,849,860.17
             per $1,000 original principal amount:                                                                  $49.50

      (c)  A-3 Notes:                                                                                                $0.00
             per $1,000 original principal amount:                                                                   $0.00

      (d)  A-4 Notes:                                                                                                $0.00
             per $1,000 original principal amount:                                                                   $0.00

      (e)  B Notes:                                                                                            $699,731.63
             per $1,000 original principal amount:                                                                  $22.21

      (f)  Certificates:                                                                                             $0.00
             per $1,000 original principal amount:                                                                   $0.00

      (g)  Total:                                                                                           $15,549,591.80

(2)   Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                                $0.00
             per $1,000 original principal amount:                                                                   $0.00

      (b)  A-2 Notes:                                                                                          $338,648.69
             per $1,000 original principal amount:                                                                   $1.13

      (c)  A-3 Notes:                                                                                          $555,000.00
             per $1,000 original principal amount:                                                                   $5.55

      (d)  A-4 Notes:                                                                                        $1,048,633.25
             per $1,000 original principal amount:                                                                   $5.75

      (e)  B Notes:                                                                                            $100,786.34
             per $1,000 original principal amount:                                                                   $3.20

      (f)  Certificates:                                                                                             $0.00
             per $1,000 original principal amount:                                                                   $0.00

      (g)  Total:                                                                                            $2,043,068.28

(3)  Pool Balance at end of related Collection Period:                                                     $365,675,333.60

(4)  After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                            $0.00
          (ii)  A-1 Note Pool Factor:                                                                            0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                   $49,348,943.59
          (ii)  A-2 Note Pool Factor:                                                                            0.1644965

      (c) (i)  outstanding principal amount of A-3 Notes:                                                  $100,000,000.00
          (ii)  A-3 Note Pool Factor:                                                                            1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                                  $182,371,000.00
          (ii)  A-4 Note Pool Factor:                                                                            1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                                     $16,455,390.01
          (ii)  B Note Pool Factor:                                                                              0.5223933

      (f) (i)  Certificate Balance                                                                          $17,500,000.00
          (ii)  Certificate Pool Factor:                                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                                        $0.00
           per $1,000 Beginning of Collection Period:                                                            0.0000000

(6)  Amount of Administration Fee:                                                                                 $166.67
           per $1,000 Beginning of Collection Period:                                                            0.0004372

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized Losses for the  Collection Period:                                         $1,963,400.79

(9)  Amount in Spread Account:                                                                              $10,029,503.65

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                              $0.00

(13)  Amount in Yield Supplement Account:                                                                            $0.00

====================================================================================================================================


                                  Page 9 of 12

CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO
INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                    16-Apr-01

(1)  Payment of Administration Fee to Administrator:                                                               $166.67

(2)  Offered Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:                                                               $2,043,068.28

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                                      $15,549,591.80

(4)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                        $0.00

(5)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                        $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                           $0.00

(7)  Release to Seller from Excess Collections over Distributions                                                    $0.00

Check for Error                                                                                                   NO ERROR
Sum of Above Distributions                                                                                  $17,592,826.75
Total Distribution Amount plus Releases to Seller                                                           $17,592,826.75




                                 Page 10 of 12

CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                    16-Apr-01
(1)  Total Distribution Amount:                                                                             $16,249,964.00

(2)  Administration Fee:                                                                                           $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                             $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                              $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                       $338,648.69

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                              $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                       $555,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                              $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                     $1,048,633.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                             $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                        $100,786.34

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                               $0.00

(13)  Offered Noteholders' Interest Distributable Amount'
      deposited into Note Distribution Account:                                                              $2,043,068.28

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                               0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                               $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                              $14,849,860.17

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                              95.50%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(21)  A-2 Noteholders' Principal Shortfall:                                                                 $14,849,860.17

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                               0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                               $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                               0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                               $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                   $699,731.63

(31)  % of Principal Distribution Amount applicable to B Noteholders                                                 4.50%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                           $699,731.63

(34)  Noteholders' Principal Distribution Amount:                                                           $15,549,591.80

(35)  Noteholders' Distributable Amount:                                                                    $17,592,660.08

(36)  Deposit to Spread Account (from excess collections):                                                           $0.00


                                 Page 11 of 12

(37)  Specified Spread Account Balance (after all distributions and adjustments):                           $14,000,005.12
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                                 $14,000,005.12

      (b) the Note Balance                                                                                 $348,175,333.60

(38)  Spread Account Balance over the Specified Spread Account Balance:                                              $0.00

(39)  Certificateholders' Interest Distributable Amount:                                                             $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                        $414,888.36

(41)  % of Principal Distribution Amount applicable to Certificat holders                                            0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                 $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                             $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                            $0.00

(45)  Certificateholders' Distributable Amount:                                                                      $0.00

(46)  Servicing Fee:                                                                                                 $0.00

(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Excess Distributions                                                                  $0.00
      (b) Release of Excess Amount in Negative Carry Account                                                         $0.00
      (c) Release of Excess Amount in Yield Supplement Account                                                       $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                     $1,342,862.75

(49)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                              $381,224,925.40

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                               $0.00
           A-1 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                      $49,348,943.59
           A-2 Note Pool Factor:                                                                                 0.1644965

           Outstanding Principal Balance of A-3 Notes:                                                     $100,000,000.00
           A-3 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                     $182,371,000.00
           A-4 Note Pool Factor:                                                                                 1.0000000

           Outstanding Principal Balance of B Notes:                                                        $16,455,390.01
           B Note Pool Factor:                                                                                   0.5223933

           Outstanding Principal Balance of the Certificates:                                               $17,500,000.00
           Certificate Pool Factor:                                                                              1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $1,963,400.79

(53)  Spread Account Balance after giving effect to all distributions:                                      $10,029,503.65

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Prepared by: Shawn Ostrowski  (262) - 636 - 5284


                      ------------------------------------------------------------------------------
Cutoff Date
                      ------------------------------------------------------------------------------
Date Added              2/29/2000        2/29/2000      3/31/2000       3/31/2000       4/30/2000
                      ------------------------------------------------------------------------------
Pool                     POOL 1           POOL 2          POOL 3          POOL 4          POOL 5
                      ------------------------------------------------------------------------------
Scheduled Cashflows      3,057,911.40    5,630,069.44   1,042,977.97       787,968.13   2,303,329.70
                         2,994,744.17    4,282,058.87     926,698.91       642,784.28   1,044,299.05
                         3,374,828.46    5,325,277.64   1,110,432.65       834,198.15   1,203,030.43
                         3,541,917.52    6,382,314.88   1,036,128.28       765,558.68   1,264,626.16
                         3,512,223.81    6,278,832.40   1,177,249.16       925,752.41   1,237,563.00
                         4,328,785.20    6,685,272.07   1,306,973.93     1,000,216.08   1,420,661.33
                         4,384,258.94   13,452,280.57   1,059,961.99       856,603.23   1,450,418.23
                         9,054,948.38   10,266,270.31   1,239,191.67       954,624.96   1,370,503.90
                        12,568,398.01    9,569,185.70   1,780,722.88       917,967.16   1,903,033.34
                        11,619,311.55    8,185,803.89   1,420,046.74     1,063,596.70   1,425,703.32
                         8,211,207.97    6,561,312.55   3,786,687.56     1,940,506.26   1,143,690.38
                         3,227,307.85    4,935,417.19   8,104,482.26     3,951,964.26   5,452,704.36
                         3,258,229.97    4,967,714.38   1,439,502.35       751,706.58   8,674,337.81
                         3,093,694.66    4,854,373.20     965,782.75       769,308.37   1,176,554.27
                         3,094,926.21    4,779,397.90   1,034,406.70       759,467.96   1,121,444.73
                         3,212,844.78    5,760,240.70     922,152.45       721,293.87   1,142,264.29
                         3,244,134.58    5,731,459.16   1,082,389.33       875,509.95   1,129,860.51
                         4,036,481.01    6,088,769.97   1,248,078.77       933,351.82   1,296,957.57
                         4,230,482.98   11,365,839.91     982,397.18       799,405.10   1,365,137.79
                         8,646,024.02    9,181,057.19   1,110,237.56       893,094.16   1,272,636.11
                        11,865,382.08    8,577,168.89   1,668,222.15       857,328.46   1,722,944.19
                        11,134,417.92    7,186,410.71   1,301,796.23       994,852.97   1,344,860.10
                         7,610,668.42    5,514,161.85   3,714,490.43     1,839,146.03   1,070,160.64
                         2,579,284.18    3,928,128.01   7,890,640.17     3,729,275.09   5,405,042.95
                         2,529,339.41    3,945,872.11   1,197,663.83       598,936.69   8,512,575.94
                         2,376,980.12    3,578,543.48     703,471.62       609,727.10     866,582.68
                         2,391,263.30    3,753,370.26     758,186.77       578,249.79     772,525.22
                         2,479,418.24    4,754,163.58     644,789.48       560,185.41     790,466.19
                         2,368,126.02    4,657,330.11     783,519.45       653,876.25     724,627.47
                         3,159,394.15    5,196,936.40     916,832.48       707,219.01     917,523.70
                         3,108,552.31   10,067,116.29     711,507.03       613,719.20     959,714.69
                         6,988,850.52    7,442,241.95     807,128.33       713,549.27     883,671.91
                         9,888,438.97    6,480,823.16   1,263,641.97       666,154.16   1,186,194.06
                         8,236,903.11    5,502,423.57     894,483.11       817,831.59     982,984.99
                         4,991,818.69    4,099,717.33   2,559,542.01     1,408,951.00     743,296.96
                         1,362,860.85    2,733,122.91   5,337,616.65     2,984,867.07   3,438,289.71
                         1,240,146.55    2,502,503.50     689,275.93       417,040.65   5,833,778.61
                         1,212,252.26    2,353,259.52     356,101.33       429,182.99     432,532.99
                         1,135,851.56    2,342,274.28     359,613.07       389,439.93     405,045.74
                         1,282,778.77    2,640,411.85     308,966.36       378,070.98     383,760.41
                         1,097,075.70    2,156,610.48     373,283.19       419,161.64     332,177.68
                         1,838,916.43    2,554,390.10     456,950.52       448,030.42     499,659.96
                         1,691,139.40    5,176,026.39     347,287.96       414,953.78     506,990.69
                         4,872,171.10    4,370,302.67     393,295.61       498,929.98     454,440.21
                         7,117,398.91    3,405,815.70     729,804.95       445,032.02   1,028,831.13
                         5,531,459.27    2,476,119.87     545,206.60       616,497.49     584,031.20
                         2,716,413.71    1,363,530.31   1,527,308.29     1,006,033.97     331,720.18
                           410,123.33       65,732.21   3,005,955.57     2,048,454.87   2,430,926.90
                           135,698.42       37,806.87     332,831.89        28,370.21   3,498,583.27
                           291,006.64       29,639.29      44,386.57        33,324.28      88,218.79
                           102,514.93       30,952.21     102,541.08         4,039.35      48,341.81
                           117,963.52       65,927.33           0.00         9,395.91      23,915.87
                            31,867.05       57,511.57      28,053.93         3,662.67           0.00
                            59,190.40      128,325.12      30,828.92         3,498.62      90,206.96
                           146,894.59      247,515.01           0.00         3,498.62           0.00
                           510,760.35      275,685.05           0.00        51,252.34           0.00
                         1,176,856.38      142,051.02           0.00         3,498.62           0.00
                           730,317.51          117.81           0.00       144,945.92      10,850.26
                                 0.00            0.00     296,682.76             0.00           0.00
                                 0.00            0.00           0.00             0.00     582,633.53
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                                 0.00            0.00           0.00             0.00           0.00
                      ------------------------------------------------------------------------------

Total Amount of
  Scheduled Cashflow   219,213,156.54  260,122,986.69  73,858,407.33    47,275,062.46  86,286,863.87
Discount Rate                  8.500%          8.500%         8.500%           8.500%         8.500%
Beginning Contract
  Value                195,003,438.75  234,805,822.17  66,555,281.38    42,198,799.73  80,591,528.92
Scheduled Contract
  Value Decline          4,980,855.04    8,259,612.16   2,782,098.23     1,782,926.00   7,856,029.34
Unscheduled Contract
  Value Decline            707,783.53     (878,391.80)    175,819.75      (176,866.58) (1,326,935.66)
Additional Contract
  Value Added                    0.00            0.00           0.00             0.00           0.00
Ending Contract Value  189,314,800.18  227,424,601.81  63,597,363.41    40,592,740.31  74,062,435.23


                      ---------------------------------------------
Cutoff Date           4/30/2001
                      ---------------------------------------------
Date Added               4/30/2000      5/31/2000     5/31/2000
                      ---------------------------------------------
Pool                      POOL 6         POOL 7         POOL 8
                      ---------------------------------------------
Scheduled Cashflows      1,421,648.16  1,325,108.77     630,218.24
                           587,067.65  3,431,098.42   1,178,668.28
                           767,462.30  1,059,334.63     457,565.51
                           881,183.01    952,671.41     501,856.23
                           812,257.15    957,736.30     504,683.78
                           932,091.19  1,113,852.99     521,161.61
                         1,040,951.49  1,010,804.91     594,767.20
                           849,189.59  1,220,758.54     606,638.44
                         1,110,140.01  1,249,921.70     511,687.50
                           937,237.91  1,272,351.83     522,336.88
                           872,967.65    897,012.33     505,930.72
                         3,233,704.54  1,120,232.77     596,933.23
                         2,663,544.93  3,519,851.81   1,363,004.31
                           745,716.58  4,044,990.86   1,809,119.91
                           741,518.08    928,281.79     449,898.51
                           843,645.09    842,770.07     488,172.88
                           769,388.63    834,581.61     484,846.57
                           884,273.96  1,014,057.85     501,416.77
                         1,000,009.70    896,690.02     569,498.21
                           765,598.58  1,100,107.85     579,459.12
                         1,010,835.11  1,127,881.41     476,211.36
                           903,927.34  1,168,305.54     491,299.18
                           833,621.44    787,602.67     481,846.77
                         3,164,225.70  1,006,278.19     571,381.29
                         2,475,896.78  3,318,895.17   1,280,957.03
                           563,322.27  3,726,092.63   1,735,633.72
                           554,038.78    700,029.69     335,146.55
                           649,956.60    592,624.70     372,635.50
                           586,304.59    601,862.91     370,647.04
                           645,266.95    674,514.69     383,791.04
                           759,827.33    661,077.41     434,423.12
                           572,345.35    748,205.00     419,229.47
                           797,908.19    814,037.66     360,345.30
                           703,513.75    866,209.39     360,356.72
                           655,525.17    551,662.61     351,394.75
                         2,312,345.24    685,695.63     442,606.46
                         1,835,693.45  2,406,029.81     934,242.99
                           354,940.71  2,393,637.16   1,321,665.27
                           344,363.63    380,584.66     227,153.87
                           406,782.80    274,218.95     262,080.72
                           351,216.67    248,015.78     250,314.14
                           438,134.50    347,568.23     269,881.48
                           577,731.04    353,643.01     266,414.02
                           357,180.99    368,407.12     283,607.96
                           519,225.08    716,632.95     229,398.57
                           439,173.81    623,180.85     237,481.40
                           406,179.51    215,404.27     231,081.35
                         1,660,497.15    404,614.50     330,254.16
                         1,064,875.66  1,361,710.91     597,337.54
                            20,301.79  1,373,612.77     860,770.61
                             8,643.42    121,745.82       7,106.65
                            14,997.97     11,798.56      11,182.83
                             2,555.83      6,029.67      26,627.57
                             1,278.24     45,905.57      19,970.68
                             1,278.24     17,883.27         871.38
                             1,278.24     22,797.42         871.38
                           475,913.58      8,042.28         871.38
                            87,032.44     32,432.97         871.38
                            65,695.35      6,029.67         871.38
                                 0.00     21,104.15      88,573.67
                                 0.00    157,112.08           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                                 0.00          0.00           0.00
                      ---------------------------------------------

Total Amount of
  Scheduled Cashflow    48,483,426.89 58,741,334.19  28,705,271.58
Discount Rate                  8.500%        8.500%         8.500%
Beginning Contract
  Value                 44,610,375.98 54,686,825.60  26,300,876.63
Scheduled Contract
  Value Decline          3,549,319.46  3,691,638.61   1,193,697.22
Unscheduled Contract
  Value Decline           (549,171.09)   118,608.66     431,122.83
Additional Contract
  Value Added                    0.00          0.00           0.00
Ending Contract Value   41,610,227.61 50,876,578.33  24,676,056.59



CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates


Scheduled Payment Date                                                  3/16/2000         5/15/2001
Actual Payment Date                                                     3/16/2000         5/15/2001
Collection Period Begin Date                                                               4/1/2001
Collection Period End Date                                                                4/30/2001
Days in accrual period (30/360)                                                                  30
Days in accrual period (act/360)                                                                 29


COLLATERAL SUMMARY
Wtd. Average Discount Rate                                                                   8.500%
Beginning Contract Value                                                             744,752,949.16
Scheduled Contract Value Decline                                                      34,096,176.06
Unscheduled Contract Value Decline                                                    (1,498,030.36)
Additional Contract Value Purchased                                                            0.00
Ending Contract Value                                                                712,154,803.46

Beginning Pre-funding Account Balance                                                          0.00
Ending Pre-funding Account Balance                                                             0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)                 744,752,949.16
Total Ending Balance (Pool Balance + Pre-funding Account Balance)                    712,154,803.46

COLLATERAL PERFORMANCE
Scheduled Amounts 30 - 59 days past due                                               $3,022,660.68           0.42%
Scheduled Amounts 60 days or more past due                                            $1,945,993.60           0.27%
Net Losses on Liquidated Receivables                                                    $753,445.70           0.11%
Cumulative Net Losses                                                                 $5,152,594.74
Number of Loans at Beginning of Period                                                       38,436
Number of Loans at End of Period                                                             37,712
Repossessed Equipment not Sold or Reassigned (Beginning)                              $3,543,672.21
Repossessed Equipment not Sold or Reassigned (End)                                    $4,316,494.44

COLLECTIONS AND REINVESTMENT INCOME
Receipts During the period                                                           $37,673,464.11

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                   $0.00
    Government obligors                                                                       $0.00
          Total Warranty Repurchases                                                          $0.00

Total Collections For The Period                                                     $37,673,464.11

Reinvestment Income (excluding Pre-funding Account)                                     $249,235.85
Reinvestment Income on Pre-funding Account)                                                   $0.00

Total Collections + Reinvestment Income For The Period                               $37,922,699.96

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Actual Payment Date                                                                       5/15/2001

CACLULATION OF DISTRIBUTABLE AMOUNTS

    Current Servicing Fee Due                                              1.000%       $620,627.46
    Past Due Servicing Fee                                                            $2,443,420.37
    Total Servicing Fee Due                                                           $3,064,047.83

    Current Administration Fee Due                                        $500.00           $166.67
    Past Due Administration Fee                                                               $0.00
    Total Administration Fee Due                                                            $166.67

    Total Principal Balance of Notes and Certificates (Beginning of Period)         $744,752,949.16
    A-1 notes Beginning Principal balance                                                     $0.00
    A-2 notes Beginning Principal balance                                           $120,962,831.19
    A-3 notes Beginning Principal balance                                           $260,000,000.00
    A-4 notes Beginning Principal balance                                           $311,000,000.00
    B notes Beginning Principal balance                                              $29,790,117.97
    Certificate Beginning Principal balance                                          $23,000,000.00

    A-1 notes Current Interest Due                     6.178% act/360                         $0.00
    A-2 notes Current Interest Due                     6.800% 30/360                    $685,456.04
    A-3 notes Current Interest Due                     7.140% 30/360                  $1,547,000.00
    A-4 notes Current Interest Due                     7.340% 30/360                  $1,902,283.33
    B notes Current Interest Due                       7.320% 30/360                    $181,719.72
    Certificate Current Interest Due                   7.320% 30/360                    $140,300.00

    A-1 notes Past Due Interest                                                               $0.00
    A-2 notes Past Due Interest                                                               $0.00
    A-3 notes Past Due Interest                                                               $0.00
    A-4 notes Past Due Interest                                                               $0.00
    B notes Past Due Interest                                                                 $0.00
    Certificate Past Due Interest                                                        $71,160.00

    A-1 notes Interest Due on Past Due Interest                                               $0.00
    A-2 notes Interest Due on Past Due Interest                                               $0.00
    A-3 notes Interest Due on Past Due Interest                                               $0.00
    A-4 notes Interest Due on Past Due Interest                                               $0.00
    B notes Interest Due on Past Due Interest                                                 $0.00
    Certificate Interest Due on Past Due Interest                                           $434.08

    A-1 notes Total Interest Due                                                              $0.00
    A-2 notes Total Interest Due                                                        $685,456.04
    A-3 notes Total Interest Due                                                      $1,547,000.00
    A-4 notes Total Interest Due                                                      $1,902,283.33
    B notes Total Interest Due                                                          $181,719.72
    Certificate Total Interest Due                                                      $211,894.08

    A-1 notes Principal Due                                                                   $0.00
    A-2 notes Principal Due                                                          $31,294,219.87
    A-3 notes Principal Due                                                                   $0.00
    A-4 notes Principal Due                                                                   $0.00
    Class B notes Principal Due                                                       $1,303,925.83
    Certificate Principal Due                                                                 $0.00

    Total notes Interest Due                                                          $4,316,459.09
    Total notes Principal Due                                                        $32,598,145.70
    Total notes Distributable Amount                                                 $36,914,604.79

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Actual Payment Date                                                                       5/15/2001

CASH AVAILABLE FOR DISTRIBUTION
    Total Collections + Reinvestment Income For The Period                           $37,922,699.96

    Beginning Negitive Carry Account                                                          $0.00
    Deposits from Negitive Carry Account  to Distribution Account                             $0.00

    Beginning Spread Account Balance                                                 $23,000,000.02
    Additional Deposit to Spread Account from Pre-funding                                     $0.00
    Deposits from Spread Account to Distribution Account                                      $0.00

    Beginning Principal Supplement Account                                                    $0.00
    Deposits from Principal Supplement Account to Distribution Account                        $0.00

    Total Cash Available                                                             $37,922,699.96

CASH ALLOCATION (CASHFLOW WATERFALL)                                                                   AVAILABLE
                                                                                                         CASH
                                                                                                         ----
    Is CNH the servicier                                                                 YES
    Servicing Fee Paid (If CNH is not the servicer)                                           $0.00
    Servicing Fee Shortfall                                                                   $0.00
                                                                                                     $37,922,699.96
    Administration Fee Paid                                                                 $166.67
    Administration Fee Shortfall                                                              $0.00
                                                                                                     $37,922,533.29
    Class A-1 notes Interest Paid                                                             $0.00
    Class A-2 notes Interest Paid                                                       $685,456.04
    Class A-3 notes Interest Paid                                                     $1,547,000.00
    Class A-4 notes Interest Paid                                                     $1,902,283.33
                                                                                                     $33,787,793.92
    Class A-1 notes Interest Shortfall                                                        $0.00
    Class A-2 notes Interest Shortfall                                                        $0.00
    Class A-3 notes Interest Shortfall                                                        $0.00
    Class A-4 notes Interest Shortfall                                                        $0.00

    Class B notes Interest Paid                                                         $181,719.72
    Class B notes Interest Shortfall                                                          $0.00
                                                                                                     $33,606,074.20
    Class A-1 notes Principal Paid                                                            $0.00
    Class A-2 notes Principal Paid                                                   $31,294,219.87
    Class A-3 notes Principal Paid                                                            $0.00
    Class A-4 notes Principal Paid                                                            $0.00
    Class B notes Principal Paid                                                      $1,303,925.83
                                                                                                      $1,007,928.50
    Deposits to Spread Account                                                                $0.00
                                                                                                      $1,007,928.50
    Certificate Interest Paid                                                           $211,894.08
    Certificate Interest Shortfall                                                            $0.00
                                                                                                        $796,034.42
    Certificate Principal Paid                                                                $0.00
                                                                                                        $796,034.42
    Total Principal Balance of Notes and Certificates (End of Period)               $712,154,803.46
    A-1 notes Ending Principal balance                                                        $0.00
    A-2 notes Ending Principal balance                                               $89,668,611.32
    A-3 notes Ending Principal balance                                              $260,000,000.00
    A-4 notes Ending Principal balance                                              $311,000,000.00
    B notes Ending Principal balance                                                 $28,486,192.14
    Certificate Ending Principal balance                                             $23,000,000.00

    Servicing Fee Paid (If CNH is the servicer)                                         $796,034.42
    Servicing Fee Shortfall                                                           $2,268,013.41
    Release to Seller as Excess                                                               $0.00           $0.00

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Actual Payment Date                                                                       5/15/2001

SUMMARY AND FACTORS                                                                    AMOUNT           FACTOR        PER/$1000
                                                                                       ------           ------        ---------
    Total Principal Balance of Notes and Certificates (Beginning of Period)         $744,752,949.16       0.6476113        $647.61
    A-1 notes Beginning Principal balance                                                     $0.00       0.0000000          $0.00
    A-2 notes Beginning Principal balance                                           $120,962,831.19       0.3360079        $336.01
    A-3 notes Beginning Principal balance                                           $260,000,000.00       1.0000000      $1,000.00
    A-4 notes Beginning Principal balance                                           $311,000,000.00       1.0000000      $1,000.00
    B notes Beginning Principal balance                                              $29,790,117.97       0.6476113        $647.61
    Certificate Beginning Principal balance                                          $23,000,000.00       1.0000000      $1,000.00

    Total Principal Balance of Notes and Certificates (End of Period)               $712,154,803.46       0.6192650        $619.27
    A-1 notes Ending Principal balance                            $150,000,000.00             $0.00       0.0000000          $0.00
    A-2 notes Ending Principal balance                            $360,000,000.00    $89,668,611.32       0.2490795        $249.08
    A-3 notes Ending Principal balance                            $260,000,000.00   $260,000,000.00       1.0000000      $1,000.00
    A-4 notes Ending Principal balance                            $311,000,000.00   $311,000,000.00       1.0000000      $1,000.00
    B notes Ending Principal balance                               $46,000,000.00    $28,486,192.14       0.6192650        $619.27
    Certificate Ending Principal balance                           $23,000,000.00    $23,000,000.00       1.0000000      $1,000.00

    Class A-1 notes Interest Paid                                                             $0.00       0.0000000          $0.00
    Class A-2 notes Interest Paid                                                       $685,456.04       0.0019040          $1.90
    Class A-3 notes Interest Paid                                                     $1,547,000.00       0.0059500          $5.95
    Class A-4 notes Interest Paid                                                     $1,902,283.33       0.0061167          $6.12
    Class B notes Interest Paid                                                         $181,719.72       0.0039504          $3.95
    Certificate Interest Paid                                                           $211,894.08       0.0092128          $9.21

    Class A-1 notes Interest Shortfall                                                        $0.00       0.0000000          $0.00
    Class A21 notes Interest Shortfall                                                        $0.00       0.0000000          $0.00
    Class A-3 notes Interest Shortfall                                                        $0.00       0.0000000          $0.00
    Class A-4 notes Interest Shortfall                                                        $0.00       0.0000000          $0.00
    Class B notes Interest Shortfall                                                          $0.00       0.0000000          $0.00
    Certificate Interest Shortfall                                                            $0.00       0.0000000          $0.00

    Class A-1 notes Principal Paid                                                            $0.00       0.0000000          $0.00
    Class A-2 notes Principal Paid                                                   $31,294,219.87       0.0869284         $86.93
    Class A-3 notes Principal Paid                                                            $0.00       0.0000000          $0.00
    Class A-4 notes Principal Paid                                                            $0.00       0.0000000          $0.00
    Class B notes Principal Paid                                                      $1,303,925.83       0.0283462         $28.35
    Certificate Principal Paid                                                                $0.00       0.0000000          $0.00

NEGITIVE CARRY ACCOUNT
    Negitive Carry                                                                           4.542%
    Negitive Carry Days Remaining                                       9/15/2000                 0
    Required Negitive Carry Account                                                           $0.00
    Beginning Negitive Carry Account                                                          $0.00
    Negitive Carry Account Withdrawls to Distribution Account                                 $0.00
    Negitive Carry Released to Seller                                                         $0.00
    Ending Negitive Carry Account Balance                                                     $0.00

SPREAD ACCOUNT
    Required Spread Account Balance                                         2.00%    $23,000,000.02
    Beginning Spread Account Balance                                                 $23,000,000.02
    Additional Deposit to Spread Account from Pre-funding                                     $0.00
    Spread Account Withdrawls to Distribution Account                                         $0.00
    Spread Account Deposits from Excess Cash                                                  $0.00
    Spread Account Released to Seller                                                         $0.00
    Ending Spread Account Balance                                                    $23,000,000.02

PRINCIPAL SUPPLEMENT ACCOUNT
    Required Principal Supplement Account Balance                                             $0.00
    Beginning Principal Supplement Account  Balance                                           $0.00
    Additional Deposit to Principal Supplement Account from Pre-funding                       $0.00
    Principal Supplement Account Withdrawls to Distribution Account                           $0.00
    Principal Supplement Account Released to Seller                                           $0.00
    Ending Principal Supplement Account                                                       $0.00

PRE-FUNDING ACCOUNT
    Beginning Pre-funding Account Balance                                                     $0.00
    New Contract Value Purchased                                                              $0.00
    Deposits to Spread Account                                                                $0.00
    Deposits to Principal Supplement Account                                                  $0.00
    Ending Pre-funding Account Balance                                                        $0.00
    Release to seller                                                                         $0.00

    Total Release to Seller                                                             $796,201.09
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